UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

 Filed by the Registrant [X]                 Filed by a Party other than the Registrant [   ]

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to ss.240.14a-12

ADVISORONE FUNDS

(Name of Registrant as Specified In Its Charter)

__________________________________________________________

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[Add Address and Telephone Number]

                                                 Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

THE DUNHAM FUNDS

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

July 26, 2005

A Joint Special Meeting of Shareholders (the "Meeting") of The Dunham Funds, comprised of Dunham Short-Term Bond Fund, Dunham Corporate/Government Bond Fund, Dunham Real Estate Stock Fund, Dunham Appreciation & Income Fund, Dunham International Stock Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Emerging Markets Stock Fund and Dunham Small Cap Growth Fund (each a "Fund," and collectively, the "Funds"), each a series of AdvisorOne Funds (the "Trust"), will be held at the offices of the Funds’ Adviser, Dunham & Associates Investment Counsel, Inc. (“Dunham” or the “Adviser”), at 10251 Vista Sorrento Parkway, San Diego, CA 92121, on Friday, August 26, 2005, at 10:00 a.m. Pacific Time, for the following purposes:

(1) The approval or disapproval of a new sub-advisory agreement among Dunham, the Trust (on behalf of Dunham International Stock Fund), and Neuberger Berman Management Inc.;

(2) the approval or disapproval of a new sub-advisory agreement among  Dunham,  the Trust (on behalf of Dunham Large Cap Growth Fund), and Baring Asset Management, Inc.;

(3) the approval or disapproval of an arrangement, a new investment advisory agreement, and revised sub-advisory agreements for the Funds, that would permit Dunham to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements, without the approval of shareholders.   Such approval would be subject to the receipt of an order from the Securities and Exchange Commission exempting the Trust from certain provisions of the Investment Company Act of 1940, as amended; and

(4) the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on June 30, 2005 have the right to vote at the Meeting. If you cannot be present at the Meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the Meeting can be held and a maximum number of shares may be voted.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH PROPOSAL.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO VOTE BY MAIL, TELEPHONE OR VIA THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH AT THE END OF THE FOLLOWING PROXY STATEMENT.

PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.

THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE DUNHAM FUNDS’ SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED APRIL 30, 2005, WHEN AVAILABLE, TO ANY SHAREHOLDER UPON REQUEST. THE DUNHAM FUNDS’ FUTURE ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE TRUST BY CALLING THE TRUST AT 1-800-442-4358

 By Order of the Board of Trustees

Brian Nielsen

Secretary

July 26, 2005

WE NEED YOUR PROXY VOTE IMMEDIATELY

YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSEOF FURTHER SOLICITATION.

THE DUNHAM FUNDS

4020 SOUTH 147TH STREET

OMAHA, NEBRASKA 68137

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of AdvisorOne Funds (the "Trust") for use at a Joint Special Meeting of Shareholders of each of The Dunham Funds, comprised of Dunham Short-Term Bond Fund (“ST Bond”), Dunham Corporate/Government Bond Fund (“CG Bond”), Dunham, Real Estate Stock Fund (“RE Stock”), Dunham Appreciation & Income Fund (“App. & Inc.”), Dunham International Stock Fund (“Int’l Stock”), Dunham Large Cap Value Fund (“LCV”), Dunham Small Cap Value Fund (“SCV”), Dunham Large Cap Growth Fund (“LCG”), Dunham Emerging Markets Stock Fund (“EM Stock”) and Dunham Small Cap Growth Fund (“SCG”)  to be held at the offices of the Dunham Funds’ Adviser -- Dunham & Associates Investment Counsel, Inc. (“Dunham” or the “Adviser”), at 10251 Vista Sorrento Parkway, San Diego, CA 92121, on Friday, August 26, 2005, at  10:00 a.m. Pacific Time.  As used in this Proxy Statement, the meeting and any adjournment thereof is referred to as the "Meeting;" The Dunham Funds are referred to individually as a "Fund" and collectively as the "Funds;" and the Funds' shares are referred to as "Shares."

Proxy solicitations will be made primarily by mail, but solicitations may also be made by personal interview conducted by officers, employees or service providers of the Trust, Dunham, or Gemini Fund Services, LLC, the administrator to each Fund.  All costs of the solicitation will be borne by each Fund, including, where applicable, (a) printing and mailing of this Proxy Statement and accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares, and (c) supplementary solicitations to submit proxies,.  This Proxy Statement and the enclosed proxy card areexpected to be distributed on or about July 26, 2005 to shareholders of record as of June 30, 2005.

The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to the proposals:

Proposal	Shareholders solicited
1) The approval or disapproval of a new sub-advisory agreement among Dunham, the Trust (on behalf of Int’l Stock), and Neuberger Berman Management Inc.	Shareholders of Int’l Stock.
2) The approval or disapproval of a new sub-advisory agreement among Dunham, the Trust (on behalf of LCG), and Baring Asset Management, Inc.	Shareholders of LCG.

3) The approval or disapproval of an arrangement, a new investment advisory agreement, and a new form of sub-advisory agreement, that would permit Dunham and the Funds to enter into new sub-advisory agreements or to amend the terms of existing sub-advisory agreements without the approval of shareholders, subject to the receipt of an order from the Securities and Exchange Commission exempting the Trust from certain provisions of the Investment Company Act of 1940, as amended.

Shareholders of each Fund voting separately on a Fund-by-Fund basis.

A proxy is enclosed with respect to the Shares you own in the Funds. If the proxy is executed properly and returned, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 1

INTRODUCTION

As stated above, the purpose of Proposal 1 is to approve a new sub-advisory agreement among the Adviser, the Trust (on behalf of Int’l Stock), and the proposed sub-adviser, Neuberger Berman Management Inc. (“NB”).  The information in this section is provided to assist you in considering this proposal.

Information about The Adviser:  On September 23, 2004, a majority of the Board, including a majority of trustees who are not "interested persons" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (hereafter, the “Independent Trustees”), approved the Advisory Agreement between the Trust (on behalf of each Dunham Fund) and Dunham (the “Advisory Agreement”), which was executed on December 1, 2004, and approved by the sole shareholder of each Fund on December 9, 2004.  Pursuant to the terms of the Advisory Agreement, with respect to Int’l Stock, the Adviser receives a monthly aggregate management fee from the Fund at an annual rate of 1.15% of the Fund’s average daily net assets.  The Adviser currently retains 0.65% and pays the sub-adviser the remaining 0.50% of the management fee for Int’l Stock.

Information about BPI (the former sub-adviser):  On September 23, 2004, the Board of the Trust, including a majority of the Independent Trustees, approved, and the parties thereto executed (subject to shareholder approval), the sub-advisory agreement with respect to Int’l Stock (the “BPI Agreement”) between Dunham and BPI Global Asset Management LLP (“BPI”).   On December 9, 2004, the Trust’s Sole Initial Shareholder approved the BPI Agreement.  Pursuant to the BPI Agreement and subject to the supervision of Dunham and the Trust’s Board, BPI purchases, holds and sells investments in accordance with the Dunham Funds’ prospectuses and statement of additional information and monitors on a continuous basis the performance of Int’l Stock’s investments. Such services are provided in conformity with the Trust’s By-laws, Declaration of Trust and relevant federal and state rules and regulations.  Pursuant to the terms of the BPI Agreement, BPI received a monthly sub-advisory fee from Dunham at an annual rate of 0.50% of the average daily net assets of Int’l Stock.

During the Board’s March 24, 2005 and April 27, 2005 meetings, the Board reviewed BPI’s performance and the BPI Agreement and, based on Dunham's recommendation, the Board of Trustees agreed to terminate the sub-advisory agreement with BPI and approved, subject to shareholder approval, a new sub-advisory agreement among Dunham, the Trust (on behalf of Int’l Stock), and Neuberger Berman Management Inc. (the “NB Agreement”).  The terms of the NB Agreement are substantially the same as the terms of the BPI Agreement, except with regard to the fee structure and the starting and ending dates.  The fee structure is detailed in the NB Agreement, attached hereto as Appendix A, and summarized below.  Shareholders of Int’l Stock must approve the NB Agreement before it can be implemented and will be asked to approve it at the Meeting or via the enclosed proxy ballot.

On May 10, 2005, BPI informed the Board of a change of control of BPI to take effect on June 1, 2005. Consequently, at an in-person meeting held on May 23, 2005, the Board, including a majority of Independent Trustees, approved an interim sub-advisory agreement on behalf of Int’l Stock between BPI and the Adviser, to take effect on June 1, 2005. This interim agreement had the same terms as the existing sub-advisory agreement with BPI, except that it would last for 150 days, could be terminated by either party upon 10 days’ written notice and any fees paid thereunder would be held in escrow until shareholder approval of a new agreement.  On June 20, 2005, the Board, including a majority of Independent Trustees, approved a new interim sub-advisory agreement among the Adviser, NB and the Trust (on behalf of the Int’l Stock), which replaced the interim sub-advisory agreement with BPI and had the same terms thereof, except that the new interim agreement with NB took effect on July 1, 2005, and would last for 120 days.

Therefore, as of the date of this Proxy Statement, NB is the interim sub-adviser for Int’l Stock, for which it is paid by the Adviser a fee at an annual rate of 0.50% of the Fund’s average daily net assets.  Such payments to NB are being held in escrow until a long-term sub-advisory agreement is approved by shareholders. This Proposal 1 requests shareholder approval of the long-term sub-advisory agreement with NB, the terms of which are described below.

Information about Neuberger Berman Management Inc. (proposed sub-adviser): Neuberger Berman Management Inc., 605 Third Avenue, New York, New York 10158, is a New York corporation and a wholly-owned subsidiary of Neuberger Berman Inc., also a New York corporation, which, in turn, is a wholly-owned subsidiary of Lehman Brothers Holdings Inc., 745 Seventh Avenue New York, NY 10019.  NB had approximately  $27.7 billion in assets under management as of May 26, 2005.  NB manages equity, fixed income, tax-free and money market mutual funds, including the Neuberger Berman International Fund, which is an all-cap value fund, with an investment objective of long-term capital growth.  NB may use a broker/dealer affiliated with its parent, Lehman, for portfolio trading.  NB may direct brokerage commissions of Int’l Stock to this affiliated broker/dealer and receive research through said broker/dealer paid for by soft dollars.  Any such affiliated broker transactions will be entered into in conformance with Rule 17e-1 under the 1940 Act and any such commissions and soft dollar payments will conform to the federal securities laws and will be reported quarterly to the Board.  Below is the name and principal occupation of each officer, director or controlling entity of NB.  Each individual or domestic entity below is located at 605 Third Avenue, New York, NY  10158:

LEGAL NAME	Title or Status	Date Title or Status Acquired	Ownership	Control Person*
CARROLL, PHILIP ROGER	CHIEF COMPLIANCE OFFICER	05/1995	NA	N
SUNDMAN, PETER ERIC	PRESIDENT AND DIRECTOR	10/1999	NA	Y
NEUBERGER BERMAN INC.	HOLDING COMPANY	10/2003	75% +	Y
MATZA, ROBERT	DIRECTOR	03/2004	NA	Y
CONTI, ROBERT JOHN	SENIOR VICE PRESIDENT	11/2000	NA	N
GAFFNEY, BRIAN JOSEPH	SENIOR VICE PRESIDENT	11/2000	NA	N
LANE, JEFFREY BRUCE	DIRECTOR	03/2004	NA	Y
RIVKIN, JACK LEON	DIRECTOR/CHAIRMAN	12/2002	NA	Y
GERSON, MAXINE L.	GENERAL COUNSEL AND SECRETARY	04/2004	NA	N
GRIEB, EDWARD S.	CHIEF FINANCIAL OFFICER & TREASURER	05/2005	NA	N

*Control Person: Control means the power, directly or indirectly, to direct the management or policies of NB, whether through ownership of securities, by contract, or otherwise. Each officer, partner, or director exercising executive responsibility (or persons having similar status or functions), or any entity having the right to vote 25% or more of a class of NB’s securities or has the right to receive 25% or more of the capital of NB upon dissolution, is presumed to be a control person of NB.

EVALUATION BY THE BOARD (PROPOSAL 1)

On March 24, 2005, the full Board, and on April 27, 2005, a majority of the Board, including a majority of the Independent Trustees, met in person, to discuss Dunham's proposal to enter into the NB Agreement with NB on behalf of Int’l Stock. The Board was provided with information about NB, including information about the firm's history and ownership, biographies of NB key personnel, information about NB’s investment approach for international stock funds, past performance data for international stock accounts managed by NB, and information about fees charged by NB for those accounts. The Board also was provided with comparative data regarding fees and expenses of international stock funds generally.

After presentations by Dunham and NB, the members of the Board of Trustees that participated in person at the April 27, 2005 Board meeting, including a majority of the Independent Trustees, unanimously voted to approve the NB Agreement. The Trustee participating by phone concurred with the Board’s decision. The Board determined that the NB Agreement was in the best interests of investors in Int’l Stock. In making that determination, the Board considered a variety of factors, including those discussed below.

The Nature and Quality of NB’s Services.  The Board considered NB’s personnel and investment approach. NB explained that it invests primarily in developed foreign markets using a value-oriented investment approach. NB uses a decision process that includes segmenting over 7,000 companies into industry groups. Through detailed bottom-up analysis, NB identifies quality companies that are undervalued relative to their global peers.  Using on-going rigorous fundamental analysis, NB attempts to identify the best opportunities and constructs a portfolio based on strict buy and sell targets.

NB’s Historical Performance.  The Board considered materials presented by NB showing its past performance managing international stock accounts. In Dunham’s view, those returns showed strong performance over the long-term when compared to the relevant indices and the performance of other comparable international stock managers.

Fees.  The Board also considered the fact that the fees proposed for NB are different than those currently paid to BPI as follows:  Under the proposed fee arrangements for Int’l Stock, Dunham will continue to receive the same portion of the management fee it currently receives from Int’l Stock for serving as Adviser to Int’l Stock.  NB, however, will be entitled to be paid a fulcrum fee directly from Int’l Stock, said fee varying anywhere from 0.50% to 0.80%, based on a base annual fee of 0.65% of the average daily net assets of Int’l Stock, over a rolling 12-month period.  Under a fulcrum fee arrangement, a sub-adviser will be compensated on the basis of its performance relative to a benchmark. Effective with the thirteenth month of operation under the NB Agreement, the fee paid to NB will be adjusted as follows: The adjustment (+/- 0.15% of the average daily net assets of Int’l Stock) to the base fee paid to NB will be on a sliding scale based on NB’s performance compared to its benchmark, the MSCI All Country World Index ex. US (the “Index”) and will be calculated daily and paid monthly based on the average daily net assets over a rolling twelve-month period.

For each basis point (0.01%) over or under the performance of the Index during the twelve-month period, the base fee paid to NB will either increase or decrease by one twentieth of one basis point (0.0005%) of Fund average daily net assets.  In other words, on a larger scale -- as reflected in the second table below, for each twenty basis points (0.20%) of over/under performance of the Index by NB during the twelve-month period, the base fee paid to NB will either increase or decrease by one basis point (0.01%) of the Fund’s average daily net assets, up to a maximum annual fee adjustment of fifteen basis points (0.15%).   Fulcrum fees are described in detail below under the heading “New Investment Advisory and Sub-Advisory Agreements – Effect on Fees.”   Therefore, the aggregate management fee paid by shareholders will change as follows:

Fund	Current Mgmt Fee*	Current Dunham Portion	Current BPI Portion	Proposed Mgmt Fee	Proposed Dunham Portion *	Proposed NB Portion**
Int’l Stock	1.15%	0.65%	0.50%	1.15% to 1.45%	0.65%	0.50% to 0.80%

                                                                *as a % of average daily net assets for the fiscal year

                                                                **as a % of average daily net assets over a rolling twelve-month period

The proposed fulcrum fee arrangement to determine NB’s sub-advisory fee is set forth below:

Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment *	Total Sub-Advisory Fee Payable to NB*
3.00% or more greater than index	Base Fee plus 0.15%	0.80%
2.80% greater than index	Base Fee plus 0.14%	0.79%
2.60% greater than index	Base Fee plus 0.13%	0.78%
2.40% greater than index	Base Fee plus 0.12%	0.77%
2.20% greater than index	Base Fee plus 0.11%	0.76%
2.00% greater than index	Base Fee plus 0.10%	0.75%
1.80% greater than index	Base Fee plus 0.09%	0.74%
1.60% greater than index	Base Fee plus 0.08%	0.73%
1.40% greater than index	Base Fee plus 0.07%	0.72%
1.20% greater than index	Base Fee plus 0.06%	0.71%
1.00% greater than index	Base Fee plus 0.05%	0.70%
0.80% greater than index	Base Fee plus 0.04%	0.69%
0.60% greater than index	Base Fee plus 0.03%	0.68%
0.40% greater than index	Base Fee plus 0.02%	0.67%
0.20% greater than index	Base Fee plus 0.01%	0.66%
Even with index	Base Fee	0.65%
0.20% less than index	Base Fee less 0.01%	0.64%
0.40% less than index	Base Fee less 0.02%	0.63%
0.60% less than index	Base Fee less 0.03%	0.62%
0.80% less than index	Base Fee less 0.04%	0.61%
1.00% less than index	Base Fee less 0.05%	0.60%
1.20% less than index	Base Fee less 0.06%	0.59%
1.40% less than index	Base Fee less 0.07%	0.58%
1.60% less than index	Base Fee less 0.08%	0.57%
1.80% less than index	Base Fee less 0.09%	0.56%
2.00% less than index	Base Fee less 0.10%	0.55%
2.20% less than index	Base Fee less 0.11%	0.54%
2.40% less than index	Base Fee less 0.12%	0.53%
2.60% less than index	Base Fee less 0.13%	0.52%
2.80% less than index	Base Fee less 0.14%	0.51%
3.00% less than index or less	Base Fee less 0.15%	0.50%

____________________________

*as a % of average daily net assets

The management fee paid by Intl. Stock to BPI from inception (December 10, 2004) through April 30, 2005, was as follows:

Current	Current	Total Current
Advisory Fee	Sub-Advisory Fee	Mgmt. Fee
0.65%	0.50%	1.15%
$57,184.75	$43,988.34	$101,173.09

Had the management fee been paid under the proposed fulcrum fee arrangements with NB, from inception through April 30, 2005, it would have been as follows:

BASE	Proposed	Proposed
FEE	New Base Fee	New Base Fee
Adviser	Sub-Adviser	Total
0.65%	0.65%	1.30%
$57,184.75	$57,184.75	$114,369.50
	30.00% increase	13.04% increase
MINIMUM	Proposed	Proposed	MAXIMUM	Proposed	Proposed
FEE	Minimum Fee	Minimum Fee	FEE	Maximum Fee	Maximum Fee
Adviser	Sub-Adviser	Total	Adviser	Sub-Adviser	Total
0.65%	0.50%	1.15%	0.65%	0.80%	1.45%
$57,184.75	$43,988.34	$101,173.09	$57,184.75	$70,381.34	$127,566.09
	0% increase	0% increase		60% increase	26.09% increase

Dunham also is a registered broker/dealer and distributor.  No brokerage fees were paid by Intl. Stock to Dunham from inception (December 10, 2004) through April 30, 2005.  BPI does not have an affiliated broker/dealer.

For the fiscal period ended April 30, 2005, Int’l Stock paid Dunham, as distributor,  $33,085, pursuant to the Fund’s Class C Distribution Plan and Agreement under Rule 12b-1, and pursuant to the Fund’s Class C Shareholder Servicing Agreement, each with Dunham, dated December 1, 2004.  Dunham then paid $8,271 of these Class C shareholder-servicing fees to its affiliate, Dunham Trust Company (“DTC”).  DTC provides fund sub-accounting and other services for servicing shares of Dunham Funds held directly through DTC.

At its regular meeting on March 24, 2005, the Board, including a majority of its Independent Trustees, reviewed the performance of Intl. Stock, which had suffered as a result of a combination of BPI’s performance and the Fund’s strategy of investing primarily in American Depositary Receipts (“ADRs”).  It was decided, based on the research of the Adviser with respect to the performance of other international portfolios, that Intl. Stock Fund’s shareholders would be better served if the Fund pursued its investment objective in a different fashion, namely, by investing directly in foreign securities instead of just in ADRs.  Because the current Sub-Adviser, BPI, was chosen specifically to manage Intl. Stock’s Portfolio based on its track record of managing portfolios focused on ADRs, it was decided that the portfolio would benefit from a

Sub-Adviser that had a successful track record of managing portfolios that invest directly in foreign securities.  The Board then decided to give shareholders 60 days’ notice of the change in investment policy, which was accomplished via a prospectus supplement to Intl. Stock’s prospectuses.  The Board then reviewed materials provided by the Adviser with respect to NB, and the Adviser recommended that NB replace BPI.

At its April 27, 2005 in-person meeting, the Board, including a majority of the Independent Trustees, reviewed additional materials with respect to NB, and approved the new sub-advisory agreement (subject to shareholder approval) among the Adviser, NB and the Trust on behalf of Intl. Stock Fund (the “NB Agreement”). Fund counsel, Blank Rome LLP, discussed the Independent Trustees’ fiduciary duty to shareholders and their duty to request and evaluate certain information with respect to approving the NB Agreement. During their deliberations, the Independent Trustees considered:  (1) fees charged by NB in relation to the industry; (2) the extent and quality of services provided by NB; (3) costs of services provided and the resulting profits to NB and its affiliates, including the extent to which NB would realize economies of scale as the Fund grows; (4) other revenue to NB and its affiliates from NB’s relationship with the Fund; (5) the control of operating expenses of the Fund; and (6) the manner in which portfolio transactions of the Fund are conducted, including the use of soft dollars.

The Board thoroughly reviewed and discussed comparative data relating to the performance of Int’l Stock relative to its peers, including a Morningstar Peer Group provided by the Adviser composed of 55 no-load Funds classified as Foreign Large Blend, with assets under $50 million and distribution arrangements similar to those of Int’l Stock.  The Board reviewed this information in light of both the Fund’s actual expenses at current asset levels and projected expenses at higher asset levels.  The Board determined that the fees were competitive within the category.  The Board also compared the fees charged by NB to a similar fund it currently manages  -- the Neuberger Berman International Fund (the “NB Fund”), and determined that the fees were reasonable.

The Board discussed the NB Fund, which has over ten years operating history and is managed by the same portfolio manager proposed for Int’l Stock. The NB Fund had outperformed the EAFE Index over the 1, 5 and 10 year periods ended December 31, 2004.  It was noted that NB would employ similar techniques in managing Intl. Stock that it used in managing the NB Fund.  The Board then reviewed NB’s Form ADV and discussed the advisory fees NB charged to the NB Fund and generally to its mutual fund clients, the breakpoints at which such fees would decrease as assets rise, and the potential profitability to the Adviser and NB. The NB Fund had the following characteristics as of its fiscal year ended August 31 2004:

Objective	Assets	Advisory Fee	Fee Waivers/ Expense Reimbursements
Long Term Capital Growth by investing primarily in the common stocks of foreign companies	$162.1 million	1.11%	0.17%*

* NB contractually agreed to reimburse expenses through August 31, 2008 to cap expenses of the NB Fund at 1.40% of average net assets.

The Board concluded that the proposed fees for Int’l Stock are within the range of fees charged by similar advisers for similar services, and that the fulcrum fee arrangement could benefit Int’l Stock and its shareholders. The Trustees, including the Independent Trustees, then concluded, based on their collective business judgment, that the terms of the NB Agreement, including the proposed fulcrum fee arrangements and the potential profitability to the Adviser and Sub-Adviser, are fair and reasonable and in the best interest of shareholders of Int’l Stock. The Board found that NB’s proposed sub-advisory fee is within the range of fees charged by similar advisers for similar services, and that NB’s fee is reasonable in light of the services that NB will provide to Intl. Stock.  The Board then agreed that the most appropriate course of action in the best interests of Intl. Stock’s shareholders would be to approve the NB Agreement and the proposed fulcrum fee arrangement.

REQUIRED VOTE (PROPOSAL 1)

The approval of the NB Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of Int’l Stock (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the Shares of the Int’l Stock present at the Meeting if the holders of more than 50% of the outstanding Shares of Int’l Stock are present in person or by proxy, or (b) more than 50% of the outstanding Shares of Int’l Stock.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NB AGREEMENT.

PROPOSAL 2

INTRODUCTION

As stated above, Proposal 2 is to approve a new sub-advisory agreement (the “New Baring Agreement”) among the Adviser, the Trust (on behalf of LCG), and the sub-adviser - Baring Asset Management, Inc. (“Baring”).  Because there was a change in control of Baring, shareholder approval of a new agreement is required.  There will be no change in sub-advisory fees and the New Baring Agreement will differ from the existing Baring agreement only with respect to the fact that LCG itself will be a party to the New Baring Agreement and Baring will be paid directly by LCG (instead of by the Adviser).  Otherwise, the New Baring Agreement is exactly the same as the current agreement. The information in this section is provided to assist you in considering this Proposal 2.

The Current Sub-Advisory Agreement:  On September 23, 2004, the Board, including a majority of Independent Trustees, approved a sub-advisory agreement (the “Baring Agreement”) between Dunham, on behalf of LCG, and Baring Asset Management, Inc., (“Baring”).  At that time, Baring was a subsidiary of Baring Asset Management, Holdings, Inc., which in turn was a subsidiary of Baring International Investment Management Holdings Limited, which in turn was a subsidiary of Baring Asset Management Limited, which in turn was a subsidiary of Baring Asset Management Holdings Limited, which, in turn, was owned through various levels of subsidiaries of ING Group NV.    On December 9, 2004, the Trust’s Sole Initial Shareholder approved the Baring Agreement.  The management fee paid by LCG to Baring and Dunham from inception (December 10, 2004) through April 30, 2005, was as follows:

Current	Current	Total Current
Advisory Fee	Sub-Advisory Fee	Mgmt. Fee
0.65%	0.55%	1.20%
$83,399.76	$70,569.09	$153,968.85

When approving the Baring Agreement, the Board considered details with respect to another portfolio managed by Baring at the time  -  the Dunham U.S. Large Cap Growth Fund III, LP.  These details are updated below as of June 30, 2005:

Fund Name	Objective	Assets	Advisory Fee*	Fee Waivers
Dunham U.S. Large Cap Growth Fund III, LP	To maximize total return	$11,193,739	0.20% Base fee plus 0.20% Performance Fee	None

*Advisory Fee -  A base fee (minimum fee) equal to an annualized rate of 0.20% on the Account's average Net Asset Value, calculated monthly and payable quarterly and a Performance Fee equal to 20 percent of the net over-performance of the Account multiplied by the Account's average Net Asset Value for the period on the calculation dates set forth in the Investment Advisory Agreement.  Over-performance of the Account is measured against the Russell 1000 Growth Index ("Russell Index") as set forth in the Investment Advisory Agreement.

Pursuant to the Baring Agreement and subject to the supervision of Dunham and the Trust’s Board, Baring purchases, holds and sells investments in accordance with the Dunham Funds’ prospectuses and statement of additional information and monitors on a continuous basis the performance of LCG’s investments. Such services are provided in conformity with the Trust’s By-laws, Declaration of Trust and relevant federal and state rules and regulations.  Currently, Baring is paid a monthly sub-advisory fee directly from Dunham at the following annual rates of LCG assets: 0.55% with respect to the first $25 Million, 0.40% with respect to LCG assets between $25 Million to 75$ Million, and 0.25% with respect to LCG assets greater than $75 million.

Change in Control:  On November 22, 2004, MassMutual Financial Group announced the signing of a definitive agreement to acquire Baring from ING Group, which resulted in a change of control of Baring upon the close of this transaction.  This change of control took place on March 31, 2005, and resulted in an assignment of the Baring Agreement.  Under the terms of the Baring Agreement, and in accordance with Section 15 of the 1940 Act, the Baring Agreement terminated automatically upon its assignment.  Section 15 of the 1940 Act further requires all investment advisory agreements to be approved by the vote of a majority of the outstanding voting securities of a registered investment company, necessitating action by LCG’s shareholders.

Following a review of the Baring Agreement during its March 24, 2005 Board meeting, and based on Dunham's recommendation, the Board approved the New Baring Agreement, the terms of which are identical to the Baring Agreement except that the sub-advisory fee payable to Baring will no longer be paid by Dunham but rather will be paid directly by LCG.  Shareholders of LCG must approve the New Baring Agreement within 150 days of the effective date of the change in control (March 31, 2005), pursuant to Rule 15a-4 under the 1940 Act. Until shareholder approval is obtained, the Fund will be sub-advised by Baring pursuant to a separate interim sub-advisory agreement, approved by the Board on March 24, 2005.  The interim Baring sub-advisory agreement currently in place is on the same terms as the original Baring Agreement, except that it will last for 150 days, may be terminated by either party upon 10 days’ written notice and any fees paid thereunder are held in escrow until shareholder approval of the New Baring Agreement.  A copy of the New Baring Agreement is attached in Appendix B.

Information about Baring. Baring Asset Management, Inc., Independence Wharf, 470 Atlantic Avenue, Boston, MA 02210, is a corporation organized under the laws of Massachusetts.  As indicated above, as of March 31, 2005, Baring and various affiliated companies were acquired by MassMutual Holding LLC, 1295 State Street, Springfield, Massachusetts, 01111.  Baring currently is a subsidiary of Baring Asset Management Holdings, Inc. (located at 470 Atlantic Avenue in Boston), which in turn is a subsidiary of MassMutual Holding LLC, which in turn is a subsidiary of Massachusetts Mutual Life Insurance Company.   As of _April 29, 2005, Baring had approximately $2.15 billion in assets under management.  The U.S. equity management team, based in Boston, covers ten (10) underlying sectors within the U.S. Equity market, with various team members specializing in the respective sectors.

Below is the name and principal occupation of each officer, director or controlling entity of Baring as of April 29, 2005.  Each individual and Baring entity below is located at Independence Wharf, 470 Atlantic Avenue, Boston, MA  02210.  Each MassMutual entity is located at 1295 State Street, Springfield, Massachusetts, 01111:

FULL LEGAL NAME	Title or Status	Date Title or Status Acquired	Ownership	Control Person
BARING ASSET MGMT. HOLDINGS INC.	SHAREHOLDER 1: SHAREHOLDER OF APPLICANT	03/1979	75% +	Y
MASSMUTUAL HOLDING LLC	SHAREHOLDER 2: SHAREHOLDER OF 1	03/2005	75% +	Y
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	SHAREHOLDER OF 2	06/1995	75% +	Y
CECERE, ROBERT, MICHAEL	DIRECTOR, COO	05/2002	NA	Y
BRENNAN, DAVID, J	CHAIRMAN	04/1998	NA	Y
DOUGLAS, BARCLAY, LEOPOLD	DIR./SVP/HD OF SALES	03/1998	NA	Y
BROWN, MICHAEL, THOMAS	PRESIDENT, DIRECTOR, CLO	05/2002	NA	Y
MILLER, CHRISTOPHER, HAYES	DIRECTOR	03/1999	NA	Y
SOLOMON, VIRGINIA, BASKETT	SVP, HEAD OF MARKETING	03/2001	NA	Y
THELEN, TRACI, AUDRA	VP, ASSISTANT GENERAL COUNSEL, CHIEF COMPLIANCE OFFICER	02/2005	NA	N
RAHMAN, GHULAM, SAMDANI	SVP, HEAD OF U.S. EQUITY	01/2005	NA	Y

*Control Person: Control means the power, directly or indirectly, to direct the management or policies of Baring, whether through ownership of securities, by contract, or otherwise. Each officer, partner, or director exercising executive responsibility (or persons having similar status or functions), or any entity having the right to vote 25% or more of a class of Baring’s securities or has the right to receive 25% or more of the capital of Baring upon dissolution, is presumed to be a control person of Baring.

EVALUATION BY THE BOARD (PROPOSAL 2)

On March 24, 2005, the full Board, including all of the Independent Trustees, met in person to discuss Dunham's proposal to enter into the New Baring Agreement with Baring on behalf of LCG. The Board was provided with information about Baring, including information about the firm's history and ownership, biographies of Baring’s key personnel, information about Baring’s investment approach for large capitalization growth funds, past performance data for large capitalization growth stock accounts managed by Baring, and information about fees charged by Baring for those accounts. The Board was also provided with information about fees and expenses of large capitalization growth funds generally.  After presentations by Dunham, the Board unanimously voted to approve the New Baring Agreement. The Board determined that the New Baring Agreement was in the best interests of investors in LCG. In making that determination, the Board considered a variety of factors, including those discussed below.

The Nature and Quality of Baring’s Services.  The Board considered that there were no material changes in Baring’s personnel and investment approach as a result of the change of control, noting that Baring will continue to invest primarily in large capitalization growth stocks and seek to find and exploit undervalued and unrecognized growth opportunities and to invest before that growth is reflected in prices.  Baring uses the following four-step process to select holdings for the portfolio: (i) screening – proprietary models screen for growth and valuation characteristics, (ii) fundamental analysis – identify investable themes, analyze industry and company fundamentals, confirmation of valuation characteristics obtained through initial screening and procedure, (iii) portfolio construction – evaluate relative return potential, tailor risk through stock and sector weightings, and (iv) implementation – efficient trade execution.

Baring’s Historical Performance.  The Board considered materials provided by Baring showing its past performance managing large cap growth stock accounts. In Dunham’s view, those returns showed competitive performance over the long-term when compared to the relevant indices and the performance of other large cap growth stock managers.

Fees.  The Board considered the fact that the fees proposed under the New Baring Agreement are the same as those paid to Baring in the Baring Agreement. The Board compared the proposed Baring fee with fees other advisers charge to their mutual fund clients. The Board agreed with Dunham's conclusion that the proposed fees to be paid by LCG -- taking into account that the fees will remain the same -- are within the range of fees charged by similar advisers for similar services and that the fees are reasonable.

REQUIRED VOTE (PROPOSAL 2)

 The approval of the New Baring Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of LCG (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the Shares of the LCG present at the Meeting if the holders of more than 50% of the outstanding Shares of LCG are present in person or by proxy, or (b) more than 50% of the outstanding Shares of LCG.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW BARING AGREEMENT.

PROPOSAL 3

INTRODUCTION

On September 23, 2004, the Board, including a majority of the Independent Trustees, approved an investment advisory agreement (“Current Agreement”) between Dunham and the Trust. On December 9, 2004, the Trust’s Sole Initial Shareholder approved the Current Agreement.  Under the Current Agreement, Dunham is entitled to receive a management fee (“Current Management Fee”), a portion of which is paid to sub-advisers by Dunham pursuant to separately negotiated agreements, for each Fund at the rates set forth in the table that follows.

The management fees paid by each Dunham Fund to the Adviser and Sub-Adviser from inception (December 10, 2004) through April 30, 2005, were as follows:

Fund	Current Mgmt. Fee*		Dunham’s Portion*		Sub-Adviser’s Portion*
	Percent	Amount	Percent	Amount	Percent	Amount
ST Bond	0.80%	$147,659.06	0.55%	$101,515.59	0.25%	$46,143.47
CG Bond	0.85%	132,803.29	0.50%	78,119.57	0.35%	54,683.72
RE Stock	1.15%	48,100.21	0.65%	27,187.11	0.50%	20,913.10
App. & Inc.	1.40%	108,480.70	0.65%	50,366.05	0.75%	58,114.65
Int’l Stock	1.15%	101,173.09	0.65%	57,184.75	0.50%	43,988.34
LCV	1.15%	155,733.19	0.65%	88,023.12	0.50%	67,710.07
SCV	1.40%	104,420.09	0.65%	48,480.77	0.75%	55,939.32
LCG	1.20%	153,968.85	0.65%	83,399.76	0.55%	70,569.09
EM Stock	1.25%	64,970.89	0.65%	33,784.85	0.60%	31,186.04
SCG	1.30%	104,891.83	0.65%	52,445.93	0.65%	52,445.90

                                                                  *as a % of average daily net assets

Following a review of the Trust’s Current Agreement with Dunham during its March 24, 2005 and April 27, 2005 Board meetings, and based on Dunham's recommendation, the Board approved a new arrangement (“New Arrangement”) that would permit Dunham to amend existing sub-advisory agreements or enter into new sub-advisory agreements with new or existing sub-advisers, without obtaining shareholder approval.  This New Arrangement, is subject to the receipt of an order from the Securities and Exchange Commission (“SEC”) exempting the Trust from certain provisions of the 1940 Act that require shareholders to approve any new sub-advisory agreements or amendments to existing sub-advisory agreements (the “Order”).  Even if shareholder approval is obtained for this Proposal 3, it cannot take effect without the Order and there is no guarantee that the Order will be granted.  In addition, it is possible that, even if the Order is granted, it may be granted in an amended form and, consequently, this Proposal 3 may be amended accordingly and another proxy statement may have to be sent to shareholders before the amended Proposal 3 can take effect.

Currently, in order to make any change in a Fund's sub-adviser or the sub-advisory agreement, the Trust must prepare and distribute proxy materials and hold a special meeting of persons having voting rights with respect to that Fund, causing it to incur administrative costs and delay. The Board believes that approval of the proposal is in the best interests of the Funds and their investors, because it will permit the Trust to reduce these expenses and to act without undue delay when sub-advisory changes are necessary.

Under the proposal, any new or amended sub-advisory agreements will continue to require the approval of a majority of the Board, including a majority of the Trust’s Independent Trustees. Thus, the Board could, if it determined it to be in the best interests of the Funds and their investors, terminate or replace existing sub-advisers, add additional sub-advisers, or change the terms of existing sub-advisory agreements, without obtaining shareholder approval.  Under the proposed New Arrangement, instead of a proxy statement requesting their approval, Fund shareholders would simply receive notice of the change in sub-adviser.  The notice would include the same information Fund shareholders would have received in a proxy statement. As stated above, Dunham’s use of the authority that would be granted by this proposal is contingent upon the SEC's issuance of the Order.

Although one purpose underlying the proposal is to decrease expenses, the proposal permits the Board, among other things, to change the fees to be paid to a sub-adviser, up to a maximum fee rate described below. As a result, the Board's actions could increase a Fund's expenses. The Board would do so, however, only if it determined that the payment of such fees was nonetheless in the best interests of the Fund and its investors. Moreover, the Board could not increase the fees to be paid to Dunham without the approval of shareholders. The proposal's effect on fees is described in greater detail below.

On March 24, 2005, the full Board, and on April 27, 2005, a majority of the Board, including a majority of the “Independent Trustees, met in person to consider the proposal. After consideration of information about the proposal that was provided by Dunham, the Board concluded that the proposal is reasonable, fair, and in the best interest of each of the Funds and the persons investing in them. Accordingly, on April 27, 2005, the members of the Board who participated in the meeting in person unanimously approved the proposal and voted to recommend its approval by shareholders. The Trustee participating by phone concurred with the Board’s decision.  The Board then took several steps in preparation for the submission of the proposal to shareholders. First, the Board approved the submission of an application to the SEC for the Order described above. A number of other mutual fund companies with a management structure similar to the Funds’ structure have successfully obtained such an order. Second, a majority of the Board, including a majority of Independent Trustees, approved in-person a new investment advisory agreement and a new form of sub-advisory agreement that would implement the New Arrangement and provide some flexibility to the Board in selecting sub-advisers and setting their fees. These new agreements are described in detail below.

The Board now seeks the approval of persons having voting rights of this proposal, which would, subject to the receipt of the Order: (i) authorize Dunham to enter into sub-advisory agreements or amend existing sub-advisory agreements without obtaining shareholder approval; (ii) approve the new Management Agreement between the Trust and Dunham; and (iii) approve a new form of Sub-Advisory Agreement.

NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

 The new Advisory Agreement and form of Sub-Advisory Agreement contemplated by the proposal are attached in Appendices C and D, respectively. These new agreements are substantially similar to the existing agreements, except for the modifications discussed below. The purpose of these changes is to increase the utility of the authority provided by the proposal.

First, under the new agreements, the Funds will pay Dunham a flat rate as set forth in the table that follows, based on the average daily net assets of a Fund, and will pay each sub-adviser its sub-advisory fee directly. In contrast, under the Current Agreement, the Funds pay Dunham the Current Management Fee and Dunham pays the sub-advisers. One disadvantage of the current arrangement is that any new sub-advisory agreement or amendment that modifies sub-advisory compensation requires a corresponding modification of the Current Agreement and shareholder approval. This New Arrangement would address such a situation. A new or amended sub-advisory agreement that changed sub-advisory compensation would not require modification of the investment advisory agreement as long as that compensation remained within the limits imposed by the New Arrangement.

Fund	Current Mgmt Fee*	Current Dunham Portion	Current Sub-Adviser’s Portion	Proposed Mgmt Fee*	Proposed Dunham Portion (unchanged)	Proposed Sub-Adviser’s Portion
ST Bond	0.80%	0.55%	0.25%	0.55% to 1.05%	0.55%	0.00% to 0.50%
CG Bond	0.85%	0.50%	0.35%	0.50% to 1.20%	0.50%	0.00% to 0.70%
RE Stock	1.15%	0.65%	0.50%	0.65% to 1.65%	0.65%	0.00% to 1.00%
App. & Inc.	1.40%	0.65%	0.75%	0.65% to 2.15%	0.65%	0.00% to 1.50%
Int’l Stock	1.15%	0.65%	0.50%	0.65% to 1.65%	0.65%	0.00% to 1.00%**
LCV	1.15%	0.65%	0.50%	0.65% to 1.65%	0.65%	0.00% to 1.00%
SCV	1.40%	0.65%	0.75%	0.65% to 2.15%	0.65%	0.00% to 1.50%
LCG	1.20%	0.65%	0.55%	0.65% to 1.75%	0.65%	0.00% to 1.10%
EM Stock	1.25%	0.65%	0.60%	0.65% to 1.85%	0.65%	0.00% to 1.20%
SCG	1.30%	0.65%	0.65%	0.65% to 1.95%	0.65%	0.00% to 1.30%

                                                                *as a % of average daily net assets

                                                                ** Proposal No. 1 of this Proxy Statement relates to the proposed sub-advisory agreement for Intl. Stock, the fees of which (0.50% to 0.80%) are within the ranges prescribed above.

Second, the new investment advisory agreement, subject to receipt of the Order, would authorize Dunham and the Funds to enter into new sub-advisory agreements in the future at fee rates different than the current ones, including the implementation of fulcrum fee arrangements, provided that any new fee rate is less than or equal to a maximum fee rate for each Fund as set forth in the table above. These limits range from zero to twice the fees authorized under the current sub-advisory agreements, and permit the Trust and Dunham some flexibility if they determine that it is in the best interests of the Funds and their investors to hire a particular sub-adviser and pay it a fee slightly higher than the fee paid to the current sub-adviser.

Effect on Fees.  If approved this Proposal 3 would have no immediate effect on the amount of investment management fees that the Funds pay, unless the base fee negotiated with a sub-adviser differs from the current sub-advisory fee.  Had the proposed arrangement been in effect in 2004, investment advisory fees during that year would have been no different unless a Fund had determined to enter into any new or revised sub-advisory agreement specifying a different sub-advisory fee. In the future, subject to the Order, new or revised sub-advisory agreements could result in an increase or decrease of the sub-advisory fees for a Fund within the limits authorized by this proposal.

Fulcrum Fees.  Under a fulcrum fee arrangement, a sub-adviser will be compensated on the basis of its performance relative to a benchmark.  The performance adjustment under a fulcrum fee would be calculated daily and paid monthly using a base fee (“Base Fee”), as negotiated by Dunham and a sub-adviser, and be adjusted either up or down based on a Fund's net performance compared to the performance of a benchmark index over either a rolling twelve-month, twenty-four month or thirty-six month period, to be negotiated between Dunham and a sub-adviser. For example, when a Fund's performance is a specific percentage greater than the performance of its benchmark over the indicated period, the sub-adviser would be paid a certain corresponding incremental amount more than the Base Fee, negotiable up to as much as twice the sub-advisory fee currently in place for a Fund. Conversely, if a Fund underperforms its benchmark, then the sub-adviser would be paid amounts less than the Base Fee in increments corresponding to specific percentages under the benchmark’s performance, down to zero. Within these constraints, the Base Fee itself, the target benchmark performance corresponding to the Base Fee, and the rate of increase or decrease to the Base Fee, are all negotiable with the sub-adviser.

Within the basic framework described above, it should be noted that there are variations as to how a fulcrum fee is calculated.  Many fulcrum fee calculation methods employ a “null zone” where no performance adjustment is accrued when the Fund’s performance does not clear a certain range above or below the performance of the index; for example, if the null zone range was 0.05% above or below the index’s performance, then no performance adjustment would be made to the sub-advisory fee if the Fund’s performance was within this range over the relevant period.  Fulcrum fee calculations also vary with respect to the application of the rolling twelve-month period and the rate at which outperformance of the benchmark may be calculated.  With this Proposal 3, the Adviser seeks broad latitude to negotiate with sub-advisers, within the fee ranges described above, any method of calculating a sub-advisory fee, including any form of flat fee or fulcrum fee, that is permitted under the Adviser’s Act and applicable federal securities laws.

The Adviser may seek to calculate fulcrum fees in accordance with a methodology which it is submitting for review with the SEC staff and which also is subject to the constraints imposed by the range of fees stated in the table above. This methodology would permit the Advisor to accrue a performance adjustment to the base management fee immediately upon commencement of the performance fee arrangement for performance relative to a fund’s benchmark, rather than waiting until the thirteenth month to accrue performance adjustments to the base fee. For example, Proposal 1, above, states that the base fee of 0.65% will not be adjusted until the thirteenth month of operation under the NB agreement with the Int'l Stock Fund and starting with month 13, the adjustment will be within 0.15% up or down, depending on the Int'l Stock Fund's performance relative to its benchmark index over the period. The performance fee methodology outlined in Proposal 1 indicates that shareholders will be charged a flat fee of 0.65% for the first 12 months under the performance fee arrangement. If the SEC staff does not object to the Advisor's proposed methodology, continuing with Proposal 1 as an example, the sub-advisor fee for the first 12 months would range from 0.50% to 0.80% as opposed to being fixed at 0.65%, resulting in performance adjustment accruals to the base fee covering performance periods less than 12 months. Therefore, depending on a Fund's relative performance to its index, the Fund's sub-advisory fee could be higher or lower during the first 12 months of the performance fee arrangement.

Under a fulcrum fee arrangement, it is possible that, in certain circumstances, a Fund could pay a sub-adviser more than the Base Fee even though the performance of both the Fund and the Fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the Fund's performance. The benchmark index and the range of performance adjustments for each Fund will be determined when such arrangements are entered into with the sub-adviser, subject to approval by the Board, but in no event will sub-advisory fees be more than the maximum indicated in the above table.

Under the New Arrangement, the Board will not enter into new or amended sub-advisory agreements that would increase sub-advisory fees from their current levels unless it believes that doing so would, after taking into account the increased fees, still be in the best interests of the Fund and its investors.  In no event will sub-advisory fees be negotiated beyond the limits set forth in the preceding table. Moreover, prior to entering into such an agreement, The Board would consider whether the new sub-advisory fee was reasonable and within the range of fees for similar advisers for similar services.

During the period December 10, 2004 (date of initial public investment) through June 30, 2005, each Fund paid Dunham the Current Management Fee at effective annual rates of such Fund’s average daily net assets, as set forth in the table below. The table compares the aggregate amount of management fees paid during the period to the aggregate amount of management fees that would have been paid by each Fund had the New Arrangement been in effect and the maximum and minimum amount of fees were paid to sub-advisers pursuant to the New Arrangement.

Fund	Current Management Fees*	Total Management Fees Under New Arrangement	Sub-Advisory Fees Under New Arrangement	Potential Increase/ Decrease
ST Bond	0.80%	0.55% to 1.05%	0.00% to 0.50%	0.25%
CG Bond	0.85%	0.50% to 1.20%	0.00% to 0.70%	0.35%
RE Stock	1.15%	0.65% to 1.65%	0.00% to 1.00%	0.50%
App.&Inc.	1.40%	0.65% to 2.15%	0.00% to 1.50%	0.75%
Int’l Stock	1.15%	0.65% to 1.65%	0.00% to 1.00%**	0.50%
LCV	1.15%	0.65% to 1.65%	0.00% to 1.00%	0.50%
SCV	1.40%	0.65% to 2.15%	0.00% to 1.50%	0.75%
LCG	1.20%	0.65% to 1.75%	0.00% to 1.10%	0.55%
EM Stock	1.25%	0.65% to 1.85%	0.00% to 1.20%	0.60%
SCG	1.30%	0.65% to 1.95%	0.00% to 1.30%	0.65%

                                                                  *as a % of average daily net assets

                                                                 ** Proposal No. 1 of this Proxy Statement relates to the proposed sub-advisory agreement for Intl. Stock, the fees of which (0.50% to

                                                                      0.80%) are within the ranges prescribed above.

The following table shows the total operating expenses paid by the Funds based on estimates for the fiscal year ending October 31, 2005 as a percentage of average net assets. Figures shown reflect expenses under the Current Agreement as well as pro forma expenses that would have been incurred if the New Arrangement had been in effect during that period, and in each case are based on estimates for the fiscal year ending October 31, 2005.

Annual Operating Expenses

(expenses that are deducted from Fund assets)

Fund	Mgmt. Fees(1)	Distribution Fees (Rule 12b-1 expenses)	Shareholder Service Fees	Other Expenses (2)	Total Annual Fund Operating Expenses
ST Bond Class C
Current	0.80%	0.50%	0.25%	0.56%	2.11%
Pro Forma	0.55% to 1.05%	0.50%	0.25%	0.56%	1.86% to 2.36%
ST Bond Class N
Current	0.80%	None	None	0.56%	1.36%
Pro Forma	0.55% to 1.05%	None	None	0.56%	1.11% to 1.61%
CG Bond Class C
Current	0.85%	0.50%	0.25%	0.61%	2.21%
Pro Forma	0.50% to 1.20%	0.50%	0.25%	0.61%	1.86% to 2.56%
CG Bond Class N
Current	0.85%	None	None	0.61%	1.46%
Pro Forma	0.50% to 1.20%	None	None	0.61%	1.11% to 1.81%
RE Stock - C
Current	1.15%	0.75%	0.25%	1.10%	3.25%
Pro Forma	0.65% to 1.65%	0.75%	0.25%	1.10%	2.75% to 3.75%
RE Stock - N
Current	1.15%	None	None	1.10%	2.25%
Pro Forma	0.65% to 1.65%	None	None	1.10%	1.75% to 2.75%
App. & Inc. - C
Current	1.40%	0.75%	0.25%	0.74%	3.14%
Pro Forma	0.65% to 2.15%	0.75%	0.25%	0.74%	2.39% to 3.89%
App. & Inc. - N
Current	1.40%	None	None	0.74%	2.14%
Pro Forma	0.65% to 2.15%	None	None	0.74%	1.39% to 2.89%
Int’l Stock* - C
Current	1.15%	0.75%	0.25%	0.88%	3.03%
Pro Forma	0.65% to 1.65%	0.75%	0.25%	0.88%	2.53 % to 3.53%
Int’l Stock* - N
Current	1.15%	None	None	0.88%	2.03%
Pro Forma	0.65% to 1.65%	None	None	0.88%	1.53% to 2.53%
LCV - Class C
Current	1.15%	0.75%	0.25%	0.63%	2.78%
Pro Forma	0.65% to 1.65%	0.75%	0.25%	0.63%	2.28% to 3.28%
LCV - Class N
Current	1.15%	None	None	0.63%	1.78%
Pro Forma	0.65% to 1.65%	None	None	0.63%	1.28% to 2.28%
SCV – Class C
Current	1.40%	0.75%	0.25%	0.91%	3.31%
Pro Forma	0.65% to 2.15%	0.75%	0.25%	0.91%	2.56% to 4.06%
SCV – Class N
Current	1.40%	None	None	0.91%	2.31%
Pro Forma	0.65% to 2.15%	None	None	0.91%	1.56% to 3.06%
LCG – Class C
Current	1.20%	0.75%	0.25%	0.66%	2.86%
Pro Forma	0.65% to 1.75%	0.75%	0.25%	0.66%	2.31% to 3.41%
LCG – Class N
Current	1.20%	None	None	0.66%	1.86%
Pro Forma	0.65% to 1.75%	None	None	0.66%	1.31% to 2.41%
EM Stock – C
Current	1.25%	0.75%	0.25%	1.18%	3.43%
Pro Forma	0.65% to 1.85%	0.75%	0.25%	1.18%	2.83% to 4.03%
EM Stock – N
Current	1.25%	None	None	1.18%	2.43%
Pro Forma	0.65% to 1.85%	None	None	1.18%	1.83% to 3.03%
SCG – Class C
Current	1.30%	0.75%	0.25%	0.82%	3.12%
Pro Forma	0.65% to 1.95%	0.75%	0.25%	0.82%	2.47% to 3.77%
SCG – Class N
Current	1.30%	None	None	0.82%	2.12%
Pro Forma	0.65% to 1.95%	None	None	0.82%	1.47% to 2.77%

 (1) Currently, each Fund pays Dunham a management fee for its services that is computed daily and paid monthly at an annual rate based on the value of the average daily net assets of the Funds.  The fees for each sub-adviser are paid by Dunham.  Pro forma amounts reflect payment of management and sub-advisory fees directly by the Fund pursuant to the proposed new arrangement.  With respect to the sub-advisory portion of management fees, pro forma amounts reflect maximum and minimum allowable amounts, respectively, pursuant to the proposed new arrangement. In order to reduce Fund expenses, Dunham may voluntarily waive a portion of its advisory fee to the extent that the respective Fund’s Sub-Adviser waives a portion of or otherwise reduces its sub-advisory fee.  Such waivers or reductions are voluntary and may be terminated at any time. With respect to Int’l Stock, the pro forma amounts reflect the proposed New Arrangement, not the specific amounts set forth in the sub-advisory agreement in Proposal 1 of this Proxy Statement.

(2) These expenses, which include custodian, administration, transfer agency, and other customary fund expenses are based on estimated amounts for each Fund’s current fiscal year ending October 31, 2005.

Example. The following example is intended to help you compare the cost of investing in Class C and Class N shares of the Funds with the cost of investing in other mutual funds.  This example shows what expenses you could pay over time.  The example assumes that you invest $10,000 each in Class C shares and Class N shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Pro Forma amounts below reflect the sub-advisory portion of management fees paid at rates equal to the maximum and minimum allowable, respectively, under the New Arrangement.     Proposal No. 1 of this Proxy Statement relates to the proposed sub-advisory agreement for Intl. Stock, the fees of which (0.50% to 0.80%) are within the ranges prescribed above.

	1 Year			3 Year
Fund	Current	Pro Forma Minimum	Pro Forma Maximum	Current	Pro Forma Minimum	Pro Forma Maximum
ST Bond
Class C	$214	$188	$237	$661	$581	$730
Class N	$138	$113	$163	$431	$352	$505
CG Bond
Class C	$224	$188	$257	$691	$581	$789
Class N	$149	$113	$183	$462	$352	$566
RE Stock
Class C	$328	$275	$372	$1,001	$844	$1,130
Class N	$228	$177	$275	$703	$548	$844
App.&Inc.
Class C	$317	$240	$386	$969	$739	$1,169
Class N	$217	$141	$289	$670	$438	$885
Int’l Stock
Class C	$306	$254	$351	$936	$780	$1,068
Class N	$206	$155	$254	$637	$481	$780
LCV
Class C	$281	$229	$327	$862	$706	$997
Class N	$181	$130	$327	$560	$404	$997
SCV
Class C	$334	$257	$402	$1,018	$789	$1,216
Class N	$234	$158	$306	$721	$490	$934
LCG
Class C	$289	$232	$340	$886	$715	$1,034
Class N	$189	$133	$242	$585	$413	$745
	1 Year			3 Year
Fund	Current	Pro Forma Minimum	Pro Forma Maximum	Current	Pro Forma Minimum	Pro Forma Maximum
EM Stock
Class C	$346	$283	$399	$1,053	$868	$1,208
Class N	$246	$185	$303	$758	$572	$926
SCG
Class C	$315	$248	$374	$963	$762	$1,136
Class N	$215	$149	$277	$664	$463	$850

EVALUATION BY THE BOARD OF TRUSTEES

At its March 24, 2005 and April 27, 2005 meetings, the Board considered various information provided by Dunham, including a draft of the application to be submitted to the SEC. Based on this information, the Board concluded that approval of the proposal is in the best interests of Funds and their investors. First, the proposal would permit the Funds to avoid the costs and administrative burden a Fund would suffer if compelled to conduct a proxy solicitation each time Dunham and the Board determine that the best interests of a Fund and its investors require the Fund to obtain the services of a new sub-adviser or amend an existing sub-advisory agreement. Second, in part because of the Funds’ adviser/sub-adviser structure, approval of new sub-advisers is similar to approval of portfolio managers, which does not require shareholder approval.  Third, Dunham and the Board would maintain important safeguards and protections for shareholders, as described below under “Safeguards Preserved by the Proposal.” Finally, the Board considered the reasonableness of the flexibility under the proposal to raise sub-advisory fees if the Board were to determine it to be in the best interests of a Fund and its investors. The information presented to the Board is discussed in greater detail below.

Administrative Costs and Burdens of the Current Arrangement.  Currently, in order to change a sub-adviser to a Fund, to amend an existing sub-advisory agreement, or to approve a new sub-advisory agreement with an existing sub-adviser that has been terminated as the result of an "assignment" (i.e., a change of control), the Funds must obtain the approval of shareholders with respect to the Fund. Seeking this approval imposes certain costs and burdens on that Fund and, indirectly, upon persons having voting rights with respect to it. Moreover, these costs and burdens may tend to create undesirable disincentives for Dunham and the Board, who, in order to lessen the upward pressure on Fund expenses, might otherwise be more reluctant to institute desirable changes in sub-advisers or sub-advisory agreements. The proposal would permit the Funds to avoid these expenses and administrative burdens, subject to being granted the Order.

First, under the current arrangement, the Funds must bear the cost of holding a special meeting and conducting a proxy solicitation. As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings and, in order to minimize expenses, does not intend to do so except when required by law. Under the 1940 Act, however, a change in sub-advisers or a material change in a sub-advisory agreement would ordinarily require that the Funds hold a special meeting -- which otherwise generally would not occur -- of shareholders with respect to the Fund. The direct expenses of holding the special meeting include: legal expenses of preparing the proxy material; material and printing costs for the proxy statements, proxy cards, and return envelopes; postage (including return postage); tabulation of proxy cards; if necessary, solicitation and other expenses incurred in order to obtain a quorum; and the costs of the meeting itself. Dunham estimates that these costs can average anywhere between $30,000.00 and  $80,000.00 per special meeting of the Trust as a whole, and will vary depending upon the number of Funds involved, the number of shareholder accounts, the number of proposals involved and the particular circumstances. Approval of the proposal would permit Dunham to reduce or minimize these expenses.

 Second, under the current arrangement, once the Board determines that adding a sub-adviser, replacing or eliminating a sub-adviser, or amending a sub-advisory agreement is in the best interest of its investors, a delay may occur until Dunham can obtain the necessary approval of persons having voting rights. Typically, it requires approximately three months to prepare a proxy solicitation, send it to persons having voting rights, receive and tabulate the result, and hold the meeting. During this period, the Fund loses the benefit of the addition or replacement of the sub-adviser, or the amendment to the sub-advisory agreement. Approval of the proposal would permit the Board and Dunham to reduce or eliminate this delay.

Fund Structure.  The information considered by the Board indicated that, due to the Funds’ adviser/sub-adviser structure, the benefits of the proposal should outweigh any potential disadvantages. First, because the Adviser will maintain oversight responsibility for each Fund, the Funds’ sub-advisers play a role analogous to that of individual portfolio managers employed by a typical mutual fund's investment adviser.  Therefore, in an adviser/sub-adviser relationship like the Funds’ approval of sub-advisory agreements has less impact on shareholders, as further discussed below. Second, the vast majority of investors do not invest in a single Dunham Fund, but rather divide their investments among several of the Funds as part of an asset allocation strategy, again lessening the significance of approval of each individual sub-advisory agreement.

 In a conventional mutual fund, the investment adviser provides corporate management and administrative services, along with portfolio management services. Typically, the investment adviser chooses an individual or individuals to perform the actual day-to-day management of the portfolio. Although the investment adviser discloses to shareholders the individual's identity, the company is not required to, and does not, submit approval of the choice of individual or that individual's compensation to the shareholders. Rather, accountability lies with the Board of Trustees and the investment adviser, which have the responsibility of monitoring the individual's investment performance and replacing the individual if doing so is in the best interest of shareholders.

 Sub-advisers, under the Funds’ structure, take the place of the individual managers in the conventional fund. Dunham has ultimate accountability for the performance of the sub-advisers. Dunham believes that shareholders expect Dunham to select and retain sub-advisers who successfully meet the Funds’ objectives and policies and replace those who do not. Dunham further believes that persons having voting rights have determined to rely on Dunham's ability to select, monitor, and terminate sub-advisers just as shareholders of a conventionally structured investment fund have chosen to rely upon its adviser to select individual portfolio managers and analysts and supervise them accordingly.

 The information considered by the Board included the fact that the typical investor does not invest in a single Fund, but rather in a number of Funds as part of a diversified asset allocation strategy, similarly minimizing any potential disadvantages of the proposal. Persons using the Funds to diversify their investment among asset classes do not choose the individual Funds based upon the identity of the sub-adviser, but rather choose the Funds as a whole as the means to invest pursuant to their chosen asset allocation and choose among those Funds based upon that allocation.

In summary, according to Dunham, the proposal would permit Dunham to more efficiently perform the functions the Trust pays it to perform: selecting sub-advisers, monitoring their performance, and making whatever changes Dunham deems appropriate, subject to the supervision and direction of the Board.

Safeguards Preserved by the Proposal.  The information considered by the Board also showed that the proposal preserves certain protections and safeguards for each Fund and the shareholders with respect to it. For example, although the proposal would authorize Dunham to enter into new or revised sub-advisory agreements, any change in the Adviser or Investment Advisory Agreement would continue to require shareholder approval. Primary responsibility for management of the Funds, including the selection and supervision of the sub-advisers, lies with Dunham, subject to the supervision and direction of the Board. In addition, the Investment Advisory Agreement specifies Dunham’s fee and also limits sub-advisory fees to a maximum rate. Thus, any change in Dunham’s compensation or the maximum fee that may be paid to a sub-adviser above the limits described in this proxy statement would also continue to require approval of shareholders.

In addition, shareholders will receive the same information about sub-advisers as they obtain currently. In the event Dunham, with the approval of the Board, determines to select a new sub-adviser or to make a material change in an existing sub-advisory agreement, shareholders will receive, within ninety days of the change, the same information about the sub-adviser and sub-advisory agreement they would have received in a proxy statement if their approval had been required. With this information, investors can make as fully-informed a decision regarding their interests as they would be able to do under the current arrangement. Those opposed to the retention of a new sub-adviser or a material change in a sub-advisory agreement could redeem their shares without penalty.

 The application to the SEC considered by the Board contains additional conditions, listed in Appendix E, designed to protect the interests of the Trust and its shareholders.

 Reasonableness of Fee Flexibility. The Board considered the fact that the proposal would authorize Dunham to enter into new or revised sub-advisory agreements with fees somewhat higher than those specified in the current sub-advisory agreements, including the implementation of fulcrum fees. Dunham explained to the Board that in order to obtain sufficient flexibility to make use of the arrangement contemplated by the proposal, the Board should have the option, under appropriate circumstances, to pay a greater sub-advisory fee if doing so was in the best interests of the Fund and its investors. After consideration, the Board determined that an amount equal to the current sub-advisory fee for each Fund over the current maximums for each Fund, provided sufficient flexibility. The Board agreed with the conclusion of Dunham that the limits on sub-advisory fees under the proposal, taking into account Dunham’s fee as well, remain within the range of fees charged by similar advisers for similar services and that the fees are reasonable. The Board determined that it would review any future changes in sub-advisory fees proposed under the contemplated arrangement on a case-by-case basis, and that it would only approve increased sub-advisory fees that it found to be reasonable, comparable to similar services offered by other sub-advisers, justified under the circumstances, and in the best interests of the Fund and its investors.

APPROVAL BY THE SEC

As noted above, the Trust has approved the submission of an application to the SEC for an order of exemption from certain requirements of the 1940 Act in order to permit Dunham to use the authority to enter into new or revised sub-advisory agreements as contemplated by this proposal. Any use of that authority is contingent upon obtaining the requested order from the SEC. It is possible that the SEC may require certain changes to the application or impose additional conditions prior to granting the order, which may require that a new proxy statement be sent to shareholders to solicit approval of any corresponding changes to this Proposal 3.It also is possible that the SEC may refuse to grant the order entirely, although the SEC has granted similar exemptions to other mutual fund companies under similar circumstances in the past. In that case, the Board will take what further actions it deems to be in the best interests of the Funds and its investors.

REQUIRED VOTE

The proposal will be adopted if, for each Fund, it is approved by the vote of a majority of outstanding Fund shares as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If adopted, the proposed changes cannot be effective unless and until the SEC grants the exemptive order sought by the application filed by the Trust. If the SEC grants the exemptive order, the proposed changes will be effective on a date selected by the Board to coordinate with any required updating or supplementing of Funds’ prospectus.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW ARRANGMENT.

VOTING INFORMATION

General Information. This proxy is being furnished in connection with the solicitation of proxies for the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service providers of the Trust may also solicit proxies by personal interview. Shareholders may vote by mail, telephone or via the internet. Shareholders may vote by mail, by marking, signing, dating and returning the enclosed Proxy Card(s) in the enclosed postage-paid envelope. Shareholders may vote by telephone by calling 1-800-434-3719, or via the internet at www.myproxyonline.com/dunhamfunds.   Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

Record Date. Only shareholders of record at the close of business on June 30, 2005 will be entitled to vote at the Meeting. On that date, the outstanding Shares were as follows:

Fund	Number of Shares Outstanding
ST Bond
Class C	1,798,567.613
Class N	1,863,661.564
CG Bond
Class C	1,006,015.687
Class N	1,805,917.571
RE Stock
Class C	122,065.427
Class N	350,729.593
App. & Inc.
Class C	588,984.537
Class N	1,637,902.459
Int’l Stock
Class C	549,874.678
Class N	1,368,090.310
LCV
Class C	814,715.281
Class N	2,130,707.431
SCV
Class C	469,789.326
Class N	1,161,543.122
LCG
Class C	2,015,322.477
Class N	5,511,492.727
EM Stock
Class C	214,365.678
Class N	644,510.790
SCG
Class C	375,585.536
Class N	965,538.750

Quorum. Pursuant to the Trust’s Declaration of Trust, a quorum is constituted with respect to the Trust or a Fund by the presence in person or by proxy of the holders of at least 30% of the outstanding Shares of the Trust or a Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as Shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting, but sufficient votes to approve the proposal are not received by the Trust or by one or more of the Funds, one or more adjournment(s) may be proposed to permit further solicitations of proxies. Any adjourned session or sessions may be held after the date set for the original Meeting without notice except announcement at the Meeting. Any such adjournment(s) will require the affirmative vote of a majority of those Shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any such adjournment(s). A shareholder vote may be taken with respect to one or more of the Funds on some or all matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval with respect to such Fund or Funds.

Other Shareholder Information. As of the record date, no shareholder possessed sole or shared voting or investment power with respect to more than 5% of  any Dunham Fund’s outstanding Shares,  and the Trust’s Trustees and Officers as a whole did not own more than 1% of any Dunham Fund’s outstanding shares.

ADDITIONAL INFORMATION

 Information About Dunham. Dunham & Associates Investment Counsel, Inc. (previously defined as the “Adviser” or “Dunham”), the investment adviser and principal underwriter to the Funds, is a corporation duly organized under the laws of the state of California, with principal offices located at 10251 Vista Sorrento Parkway, San Diego, California 92121.   Dunham is a wholly-owned subsidiary of Dunham & Associates Holdings, Inc., located at the same address.

Dunham is an NASD registered broker-dealer and registered investment adviser whose purpose is to provide investment advisory services and management services to a variety of clients including qualified individuals, trusts, corporations, and pension plans.  Dunham is registered with the SEC in accordance with the Investment Advisers Act of 1940, as amended.

Below is the name and principal occupation of each officer, director or controlling entity of Dunham as of April 18, 2005.  Each individual and the parent company listed below are located at 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121.

NAME	Title or Status	Date Title or Status Acquired MM/YYYY	Ownership	Control Person*
DUNHAM, JEFFREY ALAN	PRESIDENT, SROP, CROP**	09/1985	NA	Y
IVERSON, DENISE SUE MS.	CFO	09/1999	NA	Y
DUNHAM & ASSOCIATES HOLDINGS, INC.	SHAREHOLDER	01/2000	75% +	Y
FINDEISEN, HILAREY MAY	OPERATIONS DIRECTOR	01/2000	NA	Y
EISENMANN, CHARLES RICHARD	DIRECTOR OF CLIENT SERVICES	01/2005	NA	Y
HESS, DAVID PAUL	CCO	03/2005	NA	N

*Control Person: Control means the power, directly or indirectly, to direct the management or policies of Dunham, whether through ownership of securities, by contract, or otherwise. Each officer, partner, or director exercising executive responsibility (or persons having similar status or functions), or any entity having the right to vote 25% or more of a class of Dunham’s securities or has the right to receive 25% or more of the capital of Dunham upon dissolution, is presumed to be a control person of Dunham.

** SROP = Senior Registered Options Principal and  CROP = Compliance Registered Options Principal (these are NASD terms).

Administrator. Gemini Fund Services, LLC, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788 serves as Administrator to the Funds.

OTHER MATTERS

The Trust does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Trust at its principal office within a reasonable time before such meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 1-877-556-3730, or write the Trust’s transfer agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Brian Nielsen

                                                                                                                _____________________________

Brian Nielsen, Secretary

Dated: July 26, 2005

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY CARD(S)  AND RETURN IT IN THE ENCLOSED ENVELOPE, NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES, OR, BY TELEPHONE, BY CALLING 1-800-434-3719 OR, VIA THE INTERNET, AT WWW.myproxyonline.com/ dunhamfunds.

THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE DUNHAM FUNDS’ SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED APRIL 30, 2005, WHEN AVAILABLE, TO ANY SHAREHOLDER UPON REQUEST. THE DUNHAM FUNDS’ FUTURE ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE TRUST BY CALLING THE TRUST AT 1-800-442-4358.

APPENDIX A

(PROPOSAL 1)

DUNHAM INTERNATIONAL STOCK FUND

SUB-ADVISORY AGREEMENT

      AGREEMENT made as of the ____ day of  _____, 2005, by and among ADVISORONE FUNDS, a Delaware business trust (the “Trust”), on behalf of the DUNHAM INTERNATIONAL STOCK FUND; DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the "Adviser"); and NEUBERGER BERMAN MANAGEMENT INC., a New York Corporation (the "Sub-Adviser") (each a “Party,” and together, the “Parties”).

     WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission (“SEC”) as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and engage in the business of providing investment management services; and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated _____________, 2005 (the "Advisory Agreement") with AdvisorOne Funds (the "Trust"), a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of several separate series of shares (each a “Series”), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

     WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust's Board of Trustees, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust's Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties)(each, a "Fund"; collectively, the “Funds”), which assets the Adviser may from time to time assign to the Sub-Adviser (the "Sub-Adviser Assets"), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

     1.  Appointment as Sub-Adviser.  The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board of Trustees of the Trust (“Board”) and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment.  In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets.  The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

     2. Duties of Sub-Adviser.

          (a) Investments.  The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, as may be amended from time to time, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets.  In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets.  The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund's or the Trust's affairs.

          (b) Compliance with Applicable Laws and Governing Documents.  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust's Declaration of Trust and By-Laws, the Prospectus(es), and with the instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations.  The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser hereby agrees that it will cause the Trust to agree that no shares of any Fund whose assets consist at any time of Sub-Adviser Assets will be marketed or knowingly sold to any plan established or which is tax-exempt under Section 457 of the Code (Governmental Plans).

The Adviser will provide the Sub-Adviser with reasonable (30 days) advance notice, in writing, of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes, provided the Sub-Adviser has received such prior notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes.  The Sub-Adviser will at all times comply with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or a Fund with respect to the Sub-Adviser Assets, and as to the accuracy of material information furnished in writing by the Sub-Adviser to the Trust, to the Fund or to the Adviser specifically for inclusion in the Prospectus.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust's registration statement on Form N-1A, as the same may be amended from time to time (“Registration Statement”).

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

          (c) Voting of Proxies.  The Sub-Adviser shall have the power to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund.  At the request of the Trust, the Sub-Adviser shall provide its recommendations as to the voting of such proxies.  If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion.  The Sub-Adviser agrees to provide such assistance as may be necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser’s proxy voting policies and procedures and Sub-Adviser’s voting record with respect to Sub-Adviser Assets.

          (d) Agent.  Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets, provided that the Sub-Adviser's actions in executing such documents shall comply with federal and state rules and  regulations, this Agreement, and the Trust's governing documents.  The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof.

          (e) Brokerage.  The Sub-Adviser will place orders pursuant to the Sub-Adviser's investment determinations for a Fund either directly with the issuer or with any broker or dealer; provided, however, that in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion.  The Sub-Adviser is authorized, subject to the approval of the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund.

          (f) Securities Transactions.  In no instance, however, will any Fund's portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser's Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser's Code of Ethics.  The Sub-Adviser will also submit its Code of Ethics for its initial approval by the Board of Trustees and subsequently within six months of any material change of thereto.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act and Rule 38a-1 of the Investment Company Act, as the same may be amended from time to time.  On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7, which may include either (i) certifying to the Adviser that the Sub-Adviser has complied with the it’s own compliance policies and procedures, (ii) identifying any violations which have occurred with respect to the Sub-Adviser’s compliance policies and procedures and (iii) certifying that it has adopted or amended the policies and procedures to prevent future violations of the Sub-Adviser's compliance policies and procedures.  The Sub-Adviser will also submit its compliance policies and procedures for its initial approval by the Board and subsequently within six months of any material change of thereto.

          (g) Books and Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.  The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

          (h) Information Concerning Sub-Adviser Assets and the Sub-Adviser.  From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request.  The Sub-Adviser also will inform the Adviser in a timely manner of material changes in portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser.  Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Trust's Board to review the Sub-Adviser Assets.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any federal or state securities laws, and any rule or regulation thereunder.

          (i) Custody Arrangements.  The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust's custodian such information as the Adviser, consultant(s) and the Trust's custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

          (j) Historical Performance Information.  To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

     3. Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

     4. Expenses.  During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund.  The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser.  The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5. Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee listed for the Fund(s) on Exhibit A.  Such fees will be computed daily and payable in arrears no later than the seventh (7th) business day following the end of each month, from the Trust on behalf of the Fund(s), calculated at an annual rate based on the Sub-Adviser Assets' average daily net assets.

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     6. Representations and Warranties of the Sub-Adviser.  The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

          (a) The Sub-Adviser is and will remain registered as an investment Adviser under the Advisers Act to the extent required thereby;

          (b) The Sub-Adviser is a Limited Liability Corporation duly organized and validly existing under the laws of the state of New York, with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or  regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

          (d) The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.  The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV.

     7. Representations and Warranties of the Adviser.  The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

          (a) The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

          (b) The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (d) The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (e) The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV.

          (f)  The Adviser confirms that not less than forty-eight hours prior to entering into this Agreement, the Sub-Adviser  has delivered to the Adviser a document designated as "Form ADV-Part II (a copy of which is attached as Exhibit B)".  The Sub-Adviser has advised the Adviser that it has made such delivery pursuant to the requirement of federal law that the Sub-Adviser deliver a written disclosure statement of this nature to the Adviser prior to its execution of this Agreement.  The Adviser acknowledges that it has reviewed and understood the disclosure in such Form ADV-Part II; and

          (g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

     8.  Use of Sub-Adviser’s Name and Logo.  During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use Sub-Adviser’s name and logo in all materials relating to the Funds, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Series or the public.  However, prior to distribution of any materials that refer to the Sub-Adviser, the Adviser shall consult with the Sub-Adviser and shall furnish to the Sub-Adviser a copy of such materials.  Sub-Adviser agrees to cooperate with the Adviser and to review such materials promptly.

     9. Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     10. Liability and Indemnification.

          (a) Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets.  The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

          (b) Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law.  Notwithstanding any other provision in this Agreement, the Sub-Adviser, in addition to its other indemnification obligations hereunder, will indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Sub-Adviser concerning the Sub-Adviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser, the Trust and each Fund and their respective affiliated persons and control persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust), for any liability and expenses, including reasonable attorneys' fees, howsoever arising from, or in connection with, the Adviser's breach of this Agreement or its representations and warranties herein or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law.

     11. Duration and Termination.

          (a) Duration.  This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of execution or, if later, the date the initial capital to a Fund of the Trust is first provided (the "Effective Date."), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

          (b) Termination.  This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the  Sub-Adviser at any time without the payment of any penalty, on not less than 30 days nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement.  In the event that there is a proposed change in control of the Sub-Adviser which would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Trust, to approve continuation of this Agreement.  Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

     12. Amendment.  This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund's outstanding voting securities.

     13.  Limitation of Liability.  It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust’s Declaration of Trust.

     14. Confidentiality.  Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof.  In accordance with Section 248.11 of Regulation S-P (17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose, except as permitted or require by law, any non-public personal information, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure.

     15. Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

                (a) If to the Adviser:

Jeffrey A. Dunham, President

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, CA 92191

Phone:  (619) 308-9700

                (b) If to the Sub-Adviser:

                               Robert Matza, President & COO

                               Neuberger Berman Management Inc.

                               605 Third Avenue

                               New York, NY 10158

                               Phone:  (212) 476-9808

     16. Governing Law.  This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. Entire Agreement.  This Agreement embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     18. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     19. Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," "affiliates," "controlling persons" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     20. Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

                             ADVISORONE FUNDS

                               By:__________________________________

                             Name:       W. Patrick Clarke

                             Title:         President

                             ADVISER

                             DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC

                             By:            ___________________________________________

                             Name:       Jeffrey A. Dunham

                             Title:         President

                             SUB-ADVISER

                             NEUBERGER BERMAN MANAGEMENT INC.

                             By:            __________________________________________

                             Name:       Robert Matza

                             Title:         President

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

BETWEEN

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC

AND

NEUBERGER BERMAN MANAGEMENT INC.

Effective December 13, 2004, the expected initial offering date of the Funds

(or as instructed by the Adviser)

DUNHAM INTERNATIONAL STOCK FUND C

Ticker:  DCINX

DUNHAM INTERNATIONAL STOCK FUND N

Ticker:  DNINX

FEE SCHEDULE

ASSETS                                                              COMPENSATION

Base Fee                                                              65 Basis Points

Fulcrum Fee                                                        +/- 15 basis points thus;

                                                                             lowest fee possible is 50 basis points,

                                                                             and highest fee possible is 80 basis points.

                                                                             Calculated in the following manner:

                                                                             For each 100 basis pts out/under-performance,

                                                                             5 basis points added/subtracted to base fee,

                                                                             on a sliding scale, not absolute thresholds.

EXHIBIT B

NEUBERGER BERMAN MANAGEMENT INC.

FORM ADV

APPENDIX B

(PROPOSAL 2)

DUNHAM LARGE CAP GROWTH FUND

SUB-ADVISORY AGREEMENT

AGREEMENT made as of the ____ day of  _____, 2005, by and among ADVISORONE FUNDS, a Delaware business trust (the “Trust”), on behalf of DUNHAM LARGE CAP GROWTH FUND; DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the "Adviser"); and BARING ASSET MANAGEMENT, INC.,  (the "Sub-Adviser").

      WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission (“SEC”) as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and engage in the business of providing investment management services; and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated ____________, 2005 (the "Advisory Agreement") with AdvisorOne Funds (the "Trust"), a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of several separate series of shares (each a “Series”), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

     WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust's Board of Trustees, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust's Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties)(each, a "Fund"; collectively, the “Funds”), which assets the Adviser may from time to time assign to the Sub-Adviser (the "Sub-Adviser Assets"), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

     1.  Appointment as Sub-Adviser.  The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board of Trustees of the Trust (“Board”) and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment.  In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets.  The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

     2. Duties of Sub-Adviser.

          (a) Investments.  The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, as may be amended from time to time, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets.  In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets.  The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund's or the Trust's affairs.

          (b) The Sub-Adviser agrees that it will not consult with any other sub-adviser (“Other Sub-Adviser”) for the Trust or Fund concerning any transaction by the Fund in securities or other assets, including (i) the purchase by the Fund of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Fund except as permitted by the 1940 Act or (ii) transactions by the Fund in any security for which the other Sub-Adviser, or its affiliate, is the principal underwriter.

          (c) Compliance with Applicable Laws and Governing Documents.  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust's Declaration of Trust and By-Laws, the Prospectus(es), and with the instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other federal and state laws and regulations applicable to the Trust and the Sub-Adviser.  The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.  The Adviser agrees to identify to the Sub-Adviser in writing any broker-dealers or issuers that are affiliated with the Adviser.

The Adviser will provide the Sub-Adviser with reasonable (30 days) advance notice, in writing, of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes, provided the Sub-Adviser has received such prior notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes.  The Sub-Adviser will be responsible for the accuracy of material information furnished in writing by the Sub-Adviser to the Trust, to the Fund or to the Adviser specifically for inclusion in the Prospectus.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust's registration statement on Form N-1A, as the same may be amended from time to time (“Registration Statement”).

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

          (d) Voting of Proxies.  The Sub-Adviser shall have the power to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund.  At the request of the Trust, the Sub-Adviser shall provide its recommendations as to the voting of such proxies.  If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion.  The Sub-Adviser agrees to provide such assistance as may be necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser’s proxy voting policies and procedures and Sub-Adviser’s voting record with respect to Sub-Adviser Assets.

          (e) Agent.  Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets, provided that the Sub-Adviser's actions in executing such documents shall comply with federal and state rules and  regulations, this Agreement, and the Trust's governing documents.  The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, as reasonably requested by the Adviser.

          (f) Brokerage.  The Sub-Adviser will place orders pursuant to the Sub-Adviser's investment determinations for a Fund either directly with the issuer or with any broker or dealer; provided, however, that in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall net result.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser or its affiliates may exercise investment discretion.  The Sub-Adviser is authorized, in its discretion, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund.  Subject to the Sub-Adviser’s obligations to seek best execution, Adviser agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of a Fund and the Trust or with any broker-dealer deemed to be an affiliate of the Sub-Adviser to the extent permitted by applicable law.

Adviser further authorizes the Sub-Adviser and its affiliates to execute agency cross transactions (the “Cross Transactions”) on behalf of the Fund and the Trust.  Cross Transactions are transactions that may be effected by affiliates of the Sub-Adviser acting for both the Fund or the Trust and the counterparty to the transaction.  Cross transactions enable the Sub-Adviser to purchase or sell a block of securities for the Fund or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order.  As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Fund and the Trust and its clients generally.  Adviser, Fund and the Trust should be aware, however, that in a Cross Transaction an affiliate will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities.

The Sub-Adviser may aggregate sales and purchase orders with respect to Sub-Adviser Assets with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates.  Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.  Adviser recognizes that in some cases this procedure may adversely affect the results obtained for a Fund.

          (g) Securities Transactions.  In no instance, however, will any Fund's portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser's Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any material violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser's Code of Ethics.  The Sub-Adviser will also submit its Code of Ethics for initial approval by the Board of Trustees and promptly provide the Adviser or the Board of Trustees with a complete copy of all subsequent amendments to its Code of Ethics upon request.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act and, to the extent applicable, Rule 38a-1 of the 1940 Act, as each may be amended from time to time.  On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7.  Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 206(4)-7.

          (h) Books and Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.  The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

          (i) Information Concerning Sub-Adviser Assets and the Sub-Adviser.  From time to time as the Adviser or the Trust may request, the Sub-Adviser will furnish the reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser or the Trust may reasonably request.  The Sub-Adviser also will inform the Adviser in a timely manner of material changes in portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser.  Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Trust's Board to review the Sub-Adviser Assets.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any federal or state securities laws, and any rule or regulation thereunder.

          (j) Custody Arrangements.  The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust's custodian such information as the Adviser, consultant(s) and the Trust's custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

          (k) Historical Performance Information.  To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

     3. Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

     4. Expenses.  During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund.  The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser.  The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5. Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee listed for the Fund(s) on Exhibit A.  Such fees will be computed daily and payable in arrears no later than the seventh (7th) business day following the end of each month, from the Trust on behalf of the Fund(s), calculated at an annual rate based on the Sub-Adviser Assets' average daily net assets.

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     6. Representations and Warranties of the Sub-Adviser.  The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

          (a) The Sub-Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

          (b) The Sub-Adviser is a corporation duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or  regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

          (d) The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.  The Sub-Adviser will promptly provide the Adviser or the Board of Trustees with a complete copy of all subsequent amendments to its Form ADV upon request.

     7. Representations and Warranties of the Adviser.  The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

          (a) The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

          (b) The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (d) The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (e) The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV.

          (f)  The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV (a copy of which is attached as Exhibit B) prior to the execution of this Agreement; and

          (g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

     8.  Use of Sub-Adviser’s Name and Logo.  During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use Sub-Adviser’s name and logo in all materials relating to the Funds, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Series or the public.  However, prior to distribution of any materials that refer to the Sub-Adviser, the Adviser shall consult with the Sub-Adviser and shall furnish to the Sub-Adviser a copy of such materials.  Sub-Adviser agrees to cooperate with the Adviser and to review such materials promptly.

     9. Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     10. Liability and Indemnification.

          (a) Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets.  The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties with respect to the Adviser, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

          (b)  Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law.  Notwithstanding any other provision in this Agreement, the Sub-Adviser, in addition to its other indemnification obligations hereunder, will indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Sub-Adviser concerning the Sub-Adviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser, the Trust and each Fund and their respective affiliated persons and control persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers.  In no event will the Sub-Adviser have any responsibility for any other Funds of the Trust, for any portion of a Fund not managed by the Sub-Adviser or for the acts or omissions of any other Sub-Adviser to the Trust or Fund.  In particular, in the event the Sub-Adviser shall manage only a designated portion of a Fund’s assets, the Sub-Adviser shall have no responsibility for the Fund’s being in violation of any applicable law or regulation or investment policy or restriction applicable to a Fund as a whole or for the Fund’s failing to qualify as a regulated investment company under the Code, as amended, if the securities and other holdings of the Sub-Adviser’s Assets are such that the Sub-Adviser’s Assets would not be in such violation or fail to so qualify if such Assets were deemed a separate Series of a Trust or a separate regulated investment company under the Code.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust), for any liability and expenses, including reasonable attorneys' fees, howsoever arising from, or in connection with, the Adviser's breach of this Agreement or its representations and warranties herein or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law.

     11. Duration and Termination.

          (a) Duration.  This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of execution or, if  later, the date the initial capital to a Fund of the Trust is first provided (the "Effective Date."), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

          (b) Termination.  This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the  Sub-Adviser at any time without the payment of any penalty, on not less than 30 days nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

     12. Amendment.  This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund's outstanding voting securities.

13. Limitation of Liability.  It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust’s Declaration of Trust.

14. Confidentiality.  Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof.

15. Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

                (a) If to the Adviser:

Jeffrey A. Dunham, President

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, CA 92191

Phone:  (619) 308-9700

                (b) If to the Sub-Adviser:

                               Barclay L. Douglas, III, Senior Vice President

                               Baring Asset Management, Inc.

                               High Street Tower

                               125 High Street, Suite 2700

                               Boston, MA 02110-2723

     16. Governing Law.  This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. Entire Agreement.  This Agreement embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     18. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     19. Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," "affiliates," "controlling persons" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     20. Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     21.  Services Not Exclusive.  The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.  Nothing in this Agreement shall limit or restrict the right of any director, office or employee of the Sub-Adviser, who may also be a trustee, officer of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

                             ADVISORONE FUNDS

                               By:__________________________________

                             Name:       W. Patrick Clarke

                             Title:         President

                             ADVISER

                             DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC

                             By:            ___________________________________________

                             Name:       Jeffrey A. Dunham

                             Title:         President

                             SUB-ADVISER

                             BARING ASSET MANAGEMENT, INC.

                             By:            __________________________________________

                             Name:       Michael T. Brown

                             Title:         President

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM LARGE CAP GROWTH FUND,

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC

AND

BARING ASSET MANAGEMENT, INC.

Effective, June 30, 2005 the expected shareholder meeting date

(or as instructed by the Adviser)

DUNHAM LARGE CAP GROWTH FUND C

Ticker:  DALGX  (To be obtained)

DUNHAM LARGE CAP GROWTH FUND N

Ticker:  DNLGX  (To be obtained)

FEE SCHEDULE

ASSETS                                                              COMPENSATION

The first $25 Million of Assets                             55 Basis Points

$25 Million to 75$ Million                                   40 Basis Points

All assets thereafter                                             25 Basis Points

EXHIBIT B

BARING ASSET MANAGEMENT, INC.

FORM ADV

APPENDIX C

(PROPOSAL 3)

INVESTMENT ADVISORY AGREEMENT

between

ADVISORONE FUNDS

and

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

     AGREEMENT made this __ day of _________, 2005, by and between ADVISORONE FUNDS, a Delaware business trust (the "Trust"), on behalf of each of its series listed on Schedule A hereto, and DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a corporation organized under the laws of the State of California (the "Adviser").

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is authorized to create and currently consists of several separate series shares, each having its own investment objectives and policies; and

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended and engages in the business of providing investment management services; and

     WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to the series listed on Schedule A, as may be amended from time to time, attached hereto and made a part of this Agreement (each a "Fund" and collectively the  "Funds"), and the Adviser is willing to render such services on the following terms and conditions.

     NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree as follows:

1.   DUTIES OF THE TRUST.

     (a) The Trust, except as otherwise provided in this Agreement, is responsible for conducting its own business and affairs and for all necessary and incidental expenses and salaries including, but not limited to, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates;  preparation and filing of such  forms as may be  required  by the  various  jurisdictions  in which the Trust's  shares may be sold;  preparation,  printing  and mailing of reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes, and state and federal registration fees.

     (b) In the conduct of the respective businesses of the parties and in the performance of this Agreement, the Trust and the Adviser may share facilities common to each, with appropriate pro-ration of expenses between them.

     (c) To the extent the Adviser incurs any costs by assuming expenses that are an obligation of the Trust as set forth herein, the Trust shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Trust is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Trust to the extent of the Adviser's actual costs for providing such services.

2.   DUTIES OF THE ADVISER.

     (a) The Trust employs the Adviser generally to manage the investment and reinvestment of the assets of the Funds.  In so doing, the Adviser may hire one or more sub-advisers for each Fund to carry out the investment program of the Fund(s) (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the U.S. Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Fund(s).  To the extent that the Adviser does hire any sub-adviser, it will thereafter continuously review, supervise and (where appropriate) administer the investment program of the Fund(s).

     (b) The Adviser will provide, or direct any sub-adviser to provide to the Administrator and the Trust records concerning the Adviser's and sub-adviser(s)' activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's and sub-adviser(s)' performance of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

     (c) The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

     (d) The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel  (including the costs of retaining any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein.  The Adviser will not, however, pay for the cost of securities, commodities, and other investments  (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

3.   DELIVERY OF DOCUMENTS.

     (a) The Trust has furnished Adviser with copies properly certified or authenticated of each of the following and will furnish any amendments and restatements as they are effected:

          (i) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of Delaware (such Agreement and Declaration of Trust,  as  presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (ii) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

          (iii) Prospectuses of the Funds.

     (b) The Adviser has furnished to the Trust, a copy of its Form ADV as filed with the U.S. Securities and Exchange Commission, and will furnish any amendment thereto as it may be effected.

4.   OTHER COVENANTS. The Adviser agrees that it:

     (a) will comply  with all  applicable Rules and Regulations  of the U.S. Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

     (b) will place or will direct the  sub-advisers to place orders pursuant to its/their  investment  determinations  for the Fund(s) either  directly with the issuer or with any broker or dealer.  In executing portfolio transactions and selecting brokers or dealers, the Adviser will, or will direct the sub-advisers to use its/their best efforts to seek on behalf of a Fund the best overall terms available.  In assessing the best overall terms available for any transaction, the Adviser  (or any sub-adviser) shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the   broker-dealer to execute a particular transaction the Adviser (or any sub-adviser) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion.  The Adviser (or any sub-adviser) is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser (or any sub-adviser) determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services  provided  by such  broker  or  dealer  - -  viewed  in  terms  of that particular  transaction or terms of the overall  responsibilities of the Adviser to a Fund.   In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Fund, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S.  Securities and Exchange Commission and the 1940 Act. The Adviser (and any sub-adviser) is also authorized to enter into brokerage/service arrangements with broker-dealers whereby certain broker-dealers agree to pay all or a portion of a Fund's custodian, administrative, transfer agency, and/or other fees in exchange for such Fund directing certain minimum brokerage amounts to such broker-dealer, if, and only if, the Adviser (or any sub-adviser) determines in good faith that such arrangement was reasonable - viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser (or sub-adviser) to a Fund.

5.   COMPENSATION OF THE ADVISER.

     (a) For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in Schedule A, as may be amended from time to time, attached hereto and made a part of this Agreement.  Such compensation shall be paid to the Adviser at the end of each month and calculated by applying a daily rate to the assets of each of the Funds, based on the annual percentage rates as specified in the attached Schedule A. The fee shall be based on the average daily net assets for the month involved.

     (b) Any advisory fees that may be charged by sub-advisers hired by the Adviser and a Fund of the Trust, are the sole obligation of that Fund.

     (c) If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     (d) The Adviser may voluntarily or contractually agree to reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may similarly agree to make payments to limit expenses that are the responsibility of the Trust under this Agreement.  Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments.  Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily.  Any fee withheld shall be voluntarily reduced and any Fund expense paid by the Adviser voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the Fund to the Adviser in the first, second, or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction, or payment to the extent permitted by applicable law if the aggregate expenses for the next succeeding fiscal year, second fiscal year or third succeeding fiscal year do not exceed any limitation to which the Adviser has agreed.

6.   EXCESS EXPENSES.

     If the expenses for any Fund for any fiscal year  (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

     However, the Adviser will not bear expenses of the Trust or any Fund that would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.  Payment of expenses by the Adviser pursuant to this Section 6 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

7.   REPORTS.

     The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.  The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

8.   STATUS OF THE ADVISER.

     The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.  To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account.  It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

9.   USE OF DUNHAM NAME.

     In the event that the Adviser ceases to be a Fund’s investment manager for any reason, the Fund will (unless the Adviser otherwise agrees in writing) take all necessary steps to change to a name not including the word "Dunham," within a reasonable period of time.

10.  CERTAIN RECORDS.

     Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser  (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.  The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

11.  LIMITATION OF LIABILITY OF THE ADVISER.

     The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.  (As used in this Section 11, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

12.  PERMISSIBLE INTERESTS.

     Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law.  In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the U.S. Securities and Exchange Commission.

13.  DURATION AND TERMINATION.

     This Agreement, unless sooner terminated as provided herein, shall for each Fund listed on Schedule A attached hereto remain in effect from the date of execution or, if later, the date the initial capital to a series of the Trust is first provided (the "Effective Date."), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually  (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such  approval,  and (b) by the  Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the  shareholders  of any Fund fail to approve the Agreement as provided herein,  the Adviser may  continue to serve  hereunder  in the manner and to the extent  permitted  by the 1940 Act and rules  and  regulations  thereunder.  The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days’ written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

     This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     As used in this Section 13, the terms "assignment",  "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the U.S. Securities and Exchange Commission.

14.  GOVERNING LAW.

     This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

15.  NOTICE.

     Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser: Jeffrey A. Dunham, President Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191 Phone: (800) 442-4358	To the Trust: c/o Michael J. Wagner, President Gemini Fund Services, LLC 150 Motor Parkway, Suite 205 Hauppauge, NY 11788 Phone: (631) 470-2604

16.  SEVERABILITY.

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17.  ENTIRE AGREEMENT.

     This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

     No series of the Trust shall be liable for the obligations of any other series of the Trust.  Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the U.S. Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

DUNHAM & ASSOCIATES                                             ADVISORONE FUNDS

INVESTMENT COUNSEL, INC.

By:                                                                                      By:

   _________________________                                       _______________________

   Jeffrey A. Dunham, President                                         W. Patrick Clarke, President

Attest: _____________________                                      Attest: __________________

Name and Title:                                                                  Name and Title:

Schedule A

to the

Investment Advisory Agreement

between

ADVISORONE FUNDS

and

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

Pursuant to Article 4, the Funds shall pay the Adviser compensation at an annual rate as follows:

                                                                             Compensation (as a

FUND:                                                                 percentage of daily net assets):

Dunham Short-Term Bond Fund	0.55%
Dunham Corporate/Government Bond Fund	0.50%
Dunham High-Yield Bond Fund	0.60%
Dunham Real Estate Stock Fund	0.65%
Dunham Appreciation & Income Fund	0.65%
Dunham International Stock Fund	0.65%
Dunham Large Cap Value Fund	0.65%
Dunham Small Cap Value Fund	0.65%
Dunham Large Cap Growth Fund	0.65%
Dunham Emerging Markets Stock Fund	0.65%
Dunham Small Cap Growth Fund	0.65%

The Funds shall pay to each sub-adviser the fee set forth in the respective sub-advisory agreement, which shall specify a fee rate, provided that the annual fee rate for a sub-adviser shall not exceed the following amounts:

FUND	Maximum Annual Sub-Adviser Fee (as a percentage of average daily net assets)
Dunham Short-Term Bond Fund	0.50%
Dunham Corporate/Government Bond Fund	0.70%
Dunham High-Yield Bond Fund	0.80%
Dunham Real Estate Stock Fund	1.00%
Dunham Appreciation & Income Fund	1.50%
Dunham International Stock Fund	1.00%
Dunham Large Cap Value Fund	1.00%
Dunham Small Cap Value Fund	1.50%
Dunham Large Cap Growth Fund	1.10%
Dunham Emerging Markets Stock Fund	1.20%
Dunham Small Cap Growth Fund	1.30%

APPENDIX D

(PROPOSAL 3)

FORM OF SUB-ADVISORY AGREEMENT

      AGREEMENT made as of the ____ day of  _____, 2005, by and among ADVISORONE FUNDS, a Delaware business trust (the “Trust”), on behalf of the DUNHAM__________FUND; DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the "Adviser"); and ___________________ (the "Sub-Adviser").

     WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and engage in the business of providing investment management services; and

     WHEREAS, the Trust is a Delaware business trust registered with the U.S.  Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of several separate series of shares, each having its own investment objectives and policies and which is authorized to create more series; and

     WHEREAS, the Adviser has been retained to act as investment adviser to the Trust pursuant to an Investment Advisory Agreement dated ___________, 2005 (the "Advisory Agreement"); and

     WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust's Board of Trustees, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of one or more of the Trust's series' (each a "Fund") assets which the Adviser will assign to the Sub-Adviser (the "Sub-Adviser Assets"), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree and promise as follows:

     1.  Appointment as Sub-Adviser.  The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board of Trustees of, the Trust and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment.  In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets.  The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other   fiduciary   accounts for which the Sub-Adviser   has   investment responsibilities.

2. Duties of Sub-Adviser.

          (a) Investments. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such  Fund's  prospectus  and  statement  of additional  information  as  currently  in effect  and as  supplemented  or amended from time to time  (collectively  referred to as the  "Prospectus") and subject to the  directions  of the  Adviser  and the  Trust's  Board of Trustees,  as set forth more  particularly in Schedule A hereto,  as may be amended from time to time, to purchase,  hold and sell  investments for the Sub-Adviser  Assets and to monitor on a continuous basis the performance of the Sub-Adviser  Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the  Sub-Adviser  Assets.  The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund's or the Trust's affairs.

          (b) Compliance with Applicable Laws and Governing Documents.  In the      performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to  Sub-Adviser  Assets,  act in conformity with the Trust's Declaration of Trust and By-Laws, the Prospectus(es),  and with the instructions  and directions  received in writing from the Adviser or the  Trustees  of the  Trust and will  conform  to and  comply  with the requirements  of the 1940 Act, the Advisers Act, the Internal  Revenue Code of 1986,  as amended (the  "Code"),  and all other  applicable  federal and state laws and regulations. The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser  may  reasonably  request to enable it to perform its functions under this Agreement.

The Adviser hereby agrees that it will cause the Trust to agree that no shares of any fund whose  assets  consist  at any time or  Sub-Adviser Assets will be marketed or knowingly sold to any plan  established or which is tax-exempt under Section 457 of the Internal Revenue Code  (Governmental Plans).

The Adviser will provide the Sub-Adviser with reasonable  (30 days) advance notice,  in  writing,   of  any  change  in  a  Fund's  investment  objectives,  policies and restrictions as stated in the Prospectus, and the Sub-Adviser  shall, in the performance of its duties and obligations  under this Agreement, manage the Sub-Adviser Assets consistent with such changes, provided  the   Sub-Adviser   has   received   such  prior  notice  of  the effectiveness of such changes from the Trust or the Adviser. In addition to such notice,  the Adviser  shall  provide to the  Sub-Adviser  a copy of a modified  Prospectus  reflecting such changes.  The Sub-Adviser will at all times be in compliance with all  disclosure   requirements  under  all applicable federal and state laws and regulations  relating to the Trust or a Fund with respect to the  Sub-Adviser  Assets,  and as to the accuracy of material information  furnished in writing by the Sub-Adviser to the Trust, to the Fund or to the Adviser specifically for inclusion in the Prospectus.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing,  such  information   relating  to  the  Sub-Adviser  and  its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust's registration statement on Form N-1A.

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, Application for Exemptive Relief, No Action Relief or any Order or Response  thereafter  made with the Securities and Exchange Commission  or the  Internal  Revenue  Service  with  respect to the Trust, Sub-Adviser  Assets,  or any Fund which has  Sub-Adviser  Assets,  promptly after each filing is made.

          (c) Voting of Proxies.  The Sub-Adviser shall have the power to vote, either in person or by proxy,  all  securities  in which the  Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser,  the Trust or a Fund. At the request of the Trust, the Sub-Adviser shall provide its recommendations as to the voting of such proxies. If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser  and such other  entity  will each  have the power to vote its pro rata  share of the security.

          (d) Agent. Subject to any other written instructions of the Adviser or the Trust,  the  Sub-Adviser  is hereby  appointed  the  Adviser's  and the  Trust's agent and attorney-in-fact for the limited purposes of executing  account  documentation,  agreements,  contracts and other  documents as the  Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser  Assets, provided that, the Sub-Adviser's  actions in executing such documents shall comply  with  federal  and state  rules  and  regulations  and the  Trust's governing documents.  The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof.

          (e)  Brokerage.  The Sub-Adviser will place orders pursuant to the Sub-Adviser's investment determinations for a Fund either directly with the issuer or with any broker or dealer.  In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available.  In assessing the best overall terms available for any transaction, the Sub-Adviser  shall consider all factors that it deems  relevant,  including the breadth of the market in the security,  the price of the security,  the financial  condition and execution  capability of the broker or dealer, and the  reasonableness  of the  commission,  if any,  both  for  the  specific transaction and on a continuing basis. In evaluating the best overall terms available,  and in  selecting  the  broker-dealer  to execute a  particular transaction  the  Sub-Adviser  may also consider the brokerage and research services  (as those  terms are defined in Section  28(e) of the  Securities Exchange Act of 1934, as amended)  provided to a Fund and/or other accounts over  which  the  Sub-Adviser  may  exercise  investment  discretion.   The Sub-Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage      and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research  services provided  by such  broker or  dealer ,  viewed in terms of that particular transaction or in terms of the overall  responsibilities of the Sub-Adviser to a Fund.

          (f) Securities Transactions.  In no instance, however, will any Fund's portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of  either the Trust,  the Adviser,  the  Sub-Adviser or the Trust's  principal underwriter,  acting as principal in the transaction,  except to the extent permitted by the SEC and the 1940 Act.

          The   Sub-Adviser, including its Access Persons  (as defined in subsection  (e) of Rule 17j-1  under the 1940 Act),  agrees to observe  and comply with Rule 17j-1 and its Code of Ethics  (which  shall  comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the reporting  requirements  of  Rule  17j-1,  which  may  include  either  (i) certifying to the Adviser that the  Sub-Adviser and its Access Persons have complied  with  the  Sub-Adviser's  Code  of  Ethics  with  respect  to the Sub-Adviser  Assets, or (ii) identifying any violations which have occurred with respect to the  Sub-Adviser  Assets and (iii)  certifying  that it has adopted  procedures  reasonably  necessary to prevent  Access  Persons from violating  the  Sub-Adviser's  Code of Ethics.  The Sub-Adviser  will also submit its Code of Ethics for its initial approval by the Board of Trustees and subsequently within six months of any material change of thereto.

          (g)  Books  and  Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without  limitation,   brokerage  and  other  records  of  all securities  transactions.   Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.  The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

          (h) Information Concerning Sub-Adviser Assets and the Sub-Adviser.  From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio   transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser,  its  consultant(s)  or the  Trust  may  reasonably  request.  The Sub-Adviser also will inform the  Adviser in a timely  manner of material changes in portfolio  managers  responsible  for  Sub-Adviser  Assets,  any changes in the ownership or management of the  Sub-Adviser,  or of material changes in the control of the  Sub-Adviser.  Upon reasonable  request,  the Sub-Adviser will make available its officers and employees to meet with the Trust's Board of Trustees to review the Sub-Adviser Assets.

          The  Sub-Adviser  also will provide such  information  or perform such additional  acts as are  customarily  performed by a Sub-Adviser and may be required  for a  Fund  or the  Adviser  to  comply  with  their  respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any federal or state securities laws, and any rule or regulation thereunder.

          (i) Custody  Arrangements.  The Sub-Adviser shall on each business day provide the  Adviser,  its  consultant(s)  and the Trust's  custodian  such information as the Adviser and the Trust's custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

          (j) Historical Performance  Information.  To the extent agreed upon by  the  parties,  the  Sub-Adviser  will  provide  the Trust  with  historical performance  information on similarly managed  investment  companies or for other  accounts  to be  included  in the  Prospectus  or for any other uses permitted by applicable law.

     3. Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

     4. Expenses.  During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser.  The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5.  Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee listed for the Fund(s) on Exhibit A. Such fees will be computed daily and payable in arrears no later than the seventh  (7th) business day following the end of each month, from the Trust on behalf of the Fund(s), calculated at an annual rate based on the Sub-Adviser Assets' average daily net assets.

     If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion  which the number of calendar  days,  during which this  Agreement is in effect,  bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     6.  Representations  and  Warranties of the  Sub-Adviser.  The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

          (a) The  Sub-Adviser is registered as an investment  Adviser under the Advisers Act;

          (b) The  Sub-Adviser  is a  Corporation  duly  organized  and  validly existing under the laws of the state of ____________, with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Sub-Adviser of this  Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors and no action by or in respect  of, or filing  with,  any  governmental  body,  agency or official  is  required on the part of the  Sub-Adviser  for the  execution, delivery and  performance  by the  Sub-Adviser of this  Agreement,  and the execution, delivery and performance by the Sub-Adviser of this Agreement do not  contravene  or  constitute  a  default  under  (i)  any  provision  of applicable  law,  rule or  regulation,  (ii)  the  Sub-Adviser's  governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

          (d) The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form as currently  filed  with  the  SEC  and the information  contained  therein is accurate  and  complete in all  material respects and does not omit to state any material fact necessary in order to make the statements  made, in light of the  circumstances  under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV.

     7.  Representations and Warranties of the Adviser.  The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

          (a) The  Adviser is  registered  as an  investment  Adviser  under the Advisers Act;

          (b) The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and  performance  by the Adviser of this Agreement are within the Adviser's  powers and have been duly authorized by all necessary  action on the part of its Board of Directors,  and no action by or in respect  of, or filing  with,  any  governmental  body,  agency or official is required on the part of the Adviser for the execution, delivery and  performance  by the  Adviser  of this  Agreement,  and the  execution, delivery and performance by the Adviser of this Agreement do not contravene

or constitute a default under (i) any provision of applicable  law, rule or regulation,   (ii)  the  Adviser's  governing  instruments,  or  (iii)  any agreement,  judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (d) The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate  and  complete in all  material respects and does not omit to state any material fact necessary in order to make the statements  made, in light of the  circumstances  under which they were made, not misleading;

          (e) The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its for ADV.

          (f)  The  Adviser   acknowledges  that  it  received  a  copy  of  the Sub-Adviser's  Form ADV (a copy of which is attached as Exhibit B) prior to the execution of this Agreement; and

          (g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

     8. Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties  hereto shall  promptly  notify each other in writing  upon  becoming  aware  that any of the  foregoing  representations  and warranties are no longer true.

     9. Liability and Indemnification.

          (a)  Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties,  or by reason of reckless  disregard of its  obligations and duties hereunder,  except  as  may  otherwise  be  provided  under  provisions  of applicable state law which cannot be waived or modified hereby.

          (b) Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Trust and each  Fund,  and their  respective  affiliates  and  controlling persons for any  liability and expenses,  including  reasonable  attorneys' fees,  which  the  Adviser,  the  Trust  or a  Fund  and  their  respective affiliates  and  controlling  persons  may  sustain  as  a  result  of  the Sub-Adviser's  willful  misfeasance,   bad  faith,   negligence,   reckless disregard  of  its  duties   hereunder  or  violation  of  applicable  law. Notwithstanding any other provision in this Agreement, the Sub-Adviser will indemnify the Adviser, the Trust and each  Fund,  and their  respective affiliates  and  controlling   persons  for  any  liability  and  expenses, including  reasonable  attorneys' fees, to which they may be subjected as a result  of  their  reliance  upon  and  use of the  historical  performance calculations  provided  by the  Sub-Adviser  concerning  the  Sub-Adviser's composite account data or historical  performance  information on similarly managed  investment  companies  or accounts,  except that the Adviser,  the Trust and each Fund and their respective affiliates and controlling persons shall  not be  indemnified  for a loss  or  expense  resulting  from  their negligence  or  willful  misconduct  in using  such  numbers,  or for their failure  to  conduct   reasonable   due  diligence  with  respect  to  such information.

          The Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons, for any liability and expenses, including reasonable attorneys' fees, howsoever arising from, or in connection with, the Adviser's breach of this Agreement or its representations and warranties herein or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, negligence,  reckless disregard of its duties hereunder or violation of applicable law.

     10. Duration and Termination.

          (a) Duration.  This Agreement, unless sooner terminated as provided herein, shall for the Fund(s) listed on Exhibit A attached hereto remain in effect from the date of  execution  or,  if  later,  the date the  initial capital to a series of the Trust is first provided (the "Effective Date."), until two years from the Effective Date, and thereafter, for periods of one year so long as such  continuance  thereafter is  specifically  approved at least annually (a) by the vote of a majority of those Trustees of the Trust  who are not  interested  persons  of any party to this  Agreement,  cast in  person at a meeting called for the purpose of voting on such approval,  and

     (b) by the  Trustees  of the  Trust,  or by the vote of a  majority  of the outstanding  voting  securities  of each Fund  (except  as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing   requirement   that   continuance   of  this  Agreement  be "specifically  approved at least  annually"  shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

          (b)  Termination.  This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any party hereto immediately upon written notice to the other parties in the event of a breach of any provision to this Agreement by any of the parties, or (3) by the Sub-Adviser at any time without the payment of any penalty,  on not less  than 30 days nor more  than 60 days  written notice to the Adviser and the Trust.

          This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, Exemptive Relief, or No Action Letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement.  In the event that there is a proposed change in control of the Sub-Adviser which would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, Sub-Adviser agrees to assume  all  reasonable   costs   associated   with  soliciting shareholders  of  the   appropriate   Fund(s)  of  the  Trust,  to  approve continuation  of  this  Agreement.  Such expenses include  the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

          This  Agreement shall  extend  to  and  bind  the  heirs,  executors, administrators and successors of the parties hereto.

     11.  Amendment.  This  Agreement  may be amended  by mutual  consent of the parties, provided that the terms of any material amendment shall be approved by:

(a) the  Trust's  Board  of  Trustees  and (b) the vote of a  majority  of those Trustees  of the  Trust  who are not  interested  persons  of any  party to this Agreement  cast in person at a meeting  called for the purpose of voting on such approval,  if such approval is required by applicable law, and unless  otherwise permitted  pursuant to exemptive relief granted by the SEC or No Action position granted  by the  SEC or  its  staff,  by a vote  of  the  majority  of a  Fund's outstanding securities.

     12.  Confidentiality.  Subject to the duties of the Adviser, the Trust (and each Fund),  and the Sub-Adviser to comply with  applicable  law,  including any demand of any regulatory or taxing  authority having  jurisdiction,  the parties hereto shall treat as confidential all information  pertaining to a Fund and the actions  of the  Sub-Adviser,  the  Adviser,  the  Trust,  and a Fund in respect  thereof.  In accordance with Section  248.11  of  Regulation  S-P  (  17  CFR 248.1-248.30),   Sub-Adviser  will  not  directly,   or  indirectly  through  an affiliate, disclose any non-public personal information,  except as permitted or required  by law , as  defined  in Reg.  S-P, received  from  the  Trust or the Adviser,  regarding any  shareholder,  to any person that is not affiliated with the  Trust  or with  Sub-Adviser,  and,  provided  that,  any  such  information disclosed to an affiliate of Sub-Adviser  shall be under the same limitations on non-disclosure.

     13.  Notice.  Any  notice,  advice or report to be given  pursuant  to this Agreement  shall be deemed  sufficient  if  delivered  or mailed by  registered, certified  or  overnight  mail,  postage  prepaid  addressed by the party giving notice to the other party at the last address furnished by the other party:

(a)  If to the Trust:

           W. Patrick Clarke

            President

            AdvisorOne Funds

           4020 South 147th Street

           Omaha, NE 68137

                (b) If to the Adviser:

Jeffrey A. Dunham, President

Dunham & Associates Investment Counsel, Inc.

123 Camino De La Reina, Suite 100 South

San Diego, CA 92108

Phone:  (619) 308-9700

                    (c) If to the Sub-Adviser:

                               __________________

                               __________________

                               __________________

                               __________________

     14. Governing Law. This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     15. Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     16. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     17. Certain  Definitions.  For the purposes of this Agreement and except as otherwise   provided   herein,   "interested   person,"   "affiliated   person," "affiliates," "controlling persons" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however,  to such exemptions as may be granted by the SEC,  and the term "Fund" or "Funds"  shall refer to those Fund(s) for which the Sub-Adviser provides investment management services and as are listed on Exhibit A to this Agreement.

     18. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                             ADVISORONE FUNDS

                               By:__________________________________

                             Name: W. Patrick Clarke

                             Title: President

                               ADVISER

                             DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

                             By:__________________________________

                             Name: _______________

                             Title: President

                             SUB-ADVISER

                             ___________________

                             By:__________________________________

                             Name: _____________________

                             Title: ______________________

EXHIBIT A to

SUBADVISORY AGREEMENT

AMONG

ADVISORONE FUNDS

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC

AND

__________________________________________

[SUB-ADVISER]

Effective _________________, 2005

__________________ FUND

For services rendered pursuant to this Sub-Advisory Agreement, Sub-Adviser may receive a sub-advisory fee no greater than the amounts indicated below:

FUND	Maximum Annual Sub-Adviser Fee (as a percentage of average daily net assets)
Dunham Short-Term Bond Fund	0.50%
Dunham Corporate/Government Bond Fund	0.70%
Dunham High-Yield Bond Fund	0.80%
Dunham Real Estate Stock Fund	1.00%
Dunham Appreciation & Income Fund	1.50%
Dunham International Stock Fund	1.00%
Dunham Large Cap Value Fund	1.00%
Dunham Small Cap Value Fund	1.50%
Dunham Large Cap Growth Fund	1.10%
Dunham Emerging Markets Stock Fund	1.20%
Dunham Small Cap Growth Fund	1.30%

The maximum annual fee payable to the Sub-Adviser under any fulcrum fee arrangement negotiated pursuant to this agreement will not exceed the maximum annual fee stated above.  Therefore, the Fund, the Adviser, and the Sub-Adviser may negotiate, within this framework, the Index, Basic Fee, performance target, incremental basis points and corresponding percentage above or below the Index’s performance to determine sub-advisory compensation pursuant to a fulcrum fee arrangement.

EXHIBIT B

[Sub-Adviser]

FORM ADV

(Please attach)

                                   SCHEDULE A  -  SAMPLE

Investment Adviser Guidelines for

Sub-Adviser of the

DUNHAM  _______________FUND

The  Sub-Adviser  assets should also be managed in accordance with the following specific guidelines:

1.   Investment Objective and Strategies

     The Portfolio seeks _______________________. The Sub-Adviser aims to pursue the Fund’s Investment Objective by

2.   Allowable Investments

3.   Portfolio Characteristics

4.   Use of Derivatives

5.   Currency Hedging

6.   Tax Status

7.   Reporting and Notification

     Quarterly   reporting  shall  include  guideline   compliance,   investment

     performance,  brokerage  commissions,  proxy voting decisions and notice of change of control in organization  structure and key personnel of the firm.

     The format and timing will be determined at a later date.

8.   Guideline Review

     Sub-Adviser shall be responsible  for reviewing  these  guidelines with the client or its  consultant  at least  annually  to assure  that they  remain appropriate.

9.   Acceptance

     Sub-Adviser agrees to the above statement of Investment Adviser Guidelines:

                           -------------------------------

                           (signature)

                           -------------------------------

                           (print name)

                           -------------------------------

                           (date)

APPENDIX E

(Proposal 3)

CONDITIONS OF EXEMPTIVE APPLICATION

            Applicants agree that any order granting the requested relief will be subject to the following conditions:

            1. Before any Series may rely on the requested order, the operation of the Series in the manner described in the Application will be approved by a majority of the outstanding voting securities of the Series, as defined in the Investment Company Act, or in the case of a Series whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below by the sole initial shareholder before offering shares of such Series to the public.

            2. Each Series will disclose in its prospectus the existence, substance, and effect of any order granted pursuant to the Application.  In addition, each Series will hold itself out to the public as employing the management structure described in the Application.  The prospectus will prominently disclose that the Adviser has the ultimate responsibility (subject to oversight by the Board) to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

            3. Within 90 days of the hiring of any new Sub-Adviser, shareholders of the relevant Series will be furnished all information about the Sub-Adviser that would be contained in a proxy statement, except as modified by the order to permit Aggregate Fee Disclosure.  This information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new Sub-Adviser.  The Adviser will meet this condition by providing shareholders, within 90 days of the hiring of a Sub-Adviser, an Information Statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Exchange Act, except as modified by the order to permit Aggregate Fee Disclosure.

            4. Neither the Adviser nor any series will enter into a Sub-Advisory Agreement with any Affiliated Sub-Adviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Series.

            5. At all times, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be at the discretion of the then existing Independent Trustees. As of January 2006, said majority of Independent Trustees will be no less than 75% of the Board or, if the Board then consists of only three members, no less than 2/3rds of the Board.

            6. When a Sub-Adviser change is proposed for a Series with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board’s minutes, that the change is in the best interests of the Series and its shareholders and does not involve a conflict of interest from which the Adviser or the Affiliated Sub-Adviser derives an inappropriate advantage.

            7. The Adviser will provide general management services to each Series, including overall supervisory responsibility for the general management and investment of each Series’s portfolio securities, and, subject to review and approval by the Board, will (a) set each Series’s overall investment strategies, (b) evaluate, select and recommend Sub-Advisers to manage all or part of a Series’s assets, (c) allocate and, when appropriate, reallocate a Series’s assets among multiple Sub-Advisers, (d) monitor and evaluate the performance of Sub-Advisers, and (~~e~~) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the relevant Series’s investment objective, policies and restrictions.

            8. No trustee or officer of a Series or member or officer of the Adviser will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such person) any interest in a Sub-Adviser, except for: (a) ownership of interest in the Adviser or any entity that controls, is controlled by, or is under common control with the Adviser; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a Sub-Adviser or an entity that controls, is controlled by or is under common control with a Sub-Adviser.

            9. Each Series will disclose in its registration statement the fees paid to the Adviser and the Sub-Adviser.

            10. To the extent that the adoption of proposed Rule 15a-5 under the Investment Company Act does not reduce the scope of the exemptive relief requested herein, the requested order will expire on the effective date of Rule 15a-5 under the Investment Company Act, if adopted.

            For the Commission, by the Division of Investment Management, under delegated authority.

THE DUNHAM FUNDS:  PROXY BALLOT

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of each of The Dunham Funds, comprised of Dunham Short-Term Bond Fund, Dunham Corporate/Government Bond Fund, Dunham Real Estate Stock Fund, Dunham Appreciation & Income Fund, Dunham International Stock Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Emerging Markets Stock Fund and Dunham Small Cap Growth Fund (each a "Fund," and collectively, the "Funds"), each a series of AdvisorOne Funds (the "Trust"), will be held at the offices of the Funds’ Adviser, Dunham & Associates Investment Counsel, Inc. (“Dunham” or the “Adviser”), at 10251 Vista Sorrento Parkway, San Diego, CA 92121, on Friday, August 26, 2005, at  10:00 a.m. Pacific Time.  The proposals are as follows:

1.  The approval or disapproval of a new sub-advisory agreement among Dunham & Associates Investment Counsel, Inc. (“Dunham”), the Trust (on behalf of Int’l Stock), and Neuberger Berman Management Inc.

2.  The approval or disapproval of a new sub-advisory agreement among Dunham, the Trust (on behalf of LCG), and Baring Asset Management, Inc.

3.  The approval or disapproval of an arrangement, a new investment advisory agreement, and a new form of sub-advisory agreement, that would permit Dunham and the Funds to enter into new sub-advisory agreements or to amend the terms of existing sub-advisory agreements without the approval of shareholders, subject to the receipt of an order from the Securities and Exchange Commission exempting the Trust from certain provisions of the Investment Company Act of 1940, as amended.

The undersigned hereby constitutes and appoints Jeffrey Dunham and Denise S. Iverson, or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the Special Meeting of Shareholders of the Trust, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.  The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

THE DUNHAM FUNDS

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees unanimously recommends a vote FOR all proposals.

This proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to a particular item, this proxy will be voted FOR each of the items that relate to the particular Fund shares that you own.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EasyProxy™

WE NEED YOUR PROXY VOTE IMMEDIATELY.

 YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Below is a consolidated proxy ballot which will allow you to vote your shares held in all of your investments with the Dunham Funds.  While you may vote separately by checking a box beside each Fund, we have also provided you with a quick way to vote for all Funds and proposals in the same manner.  To do this, simply check a box beside “VOTE ALL PROPOSALS”.

Please sign and date the reverse side before mailing in your vote or vote by telephone by calling toll-free 1-800-434-3719 between 9:30 a.m. and 10 p.m Eastern Time. You may also vote via the internet by going to www.myproxyonline.com/dunhamfunds and entering the online voting code below.

ONLINE VOTING CODE:

The Board of Trustees unanimously recommends a vote FOR all proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

TO VOTE ALL PROPOSALS IN THE	FOR	AGAINST	ABSTAIN
SAME MANNER, CHECK A BOX HERE	[ ]	[ ]	[ ]
Proposal 1. To approve a new sub-advisory agreement:	(for shareholders of International Stock only)
TAG ID	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]
Proposal 2. To approve a new investment sub-advisory agreement: (for shareholders of Large Cap Growth only)
TAG ID	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

Proposal 3. To approve, subject to the receipt of an order from the Securities and Exchange Commission, an arrangement, a new investment advisory agreement, and a new form of sub-advisory agreement for each of the Funds, that would permit the Adviser and the Funds to enter into new sub-advisory agreements or amend existing sub-advisory agreements without shareholder approval.                                     (for all shareholders)

TAG ID	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]